                                                                       EXHIBIT 4

THIS INSTRUMENT WAS PREPARED
UNDER THE SUPERVISION OF:
R. ALEXANDER GLENN, ASSOCIATE GENERAL COUNSEL
FLORIDA POWER CORPORATION
D/B/A PROGRESS ENERGY FLORIDA, INC.
100 CENTRAL AVENUE
ST. PETERSBURG, FLORIDA 33701

================================================================================

                            FLORIDA POWER CORPORATION
                       D/B/A PROGRESS ENERGY FLORIDA, INC.

                                       TO

                          JPMORGAN CHASE BANK, TRUSTEE

                              ---------------------

                                   FORTY-THIRD
                             SUPPLEMENTAL INDENTURE

                          DATED AS OF NOVEMBER 1, 2003

                              --------------------

           This is a security agreement covering personal property as well as a mortgage upon real estate and other property.

                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED

================================================================================

NOTE TO RECORDER: Intangible Taxes and Documentary Stamp Taxes have been collected by the Pinellas County Circuit Court Clerk.

                               TABLE OF CONTENTS*

                                                                                 PAGE
                                                                                 ----
RECITALS.......................................................................     1
GRANTING LANGUAGE..............................................................     4
ARTICLE I -- THE NEW SERIES BONDS..............................................     6
        A.   Creation of First Mortgage Bonds, 5.10% Series due 2015...........     6
        B.   Form of the New Series Bonds......................................    12
        C.   Payment of Interest on the New Series Bonds.......................    18
ARTICLE II -- ADDITIONAL COVENANTS.............................................    20
ARTICLE III -- RESERVATION OF AMENDMENT........................................    20
ARTICLE IV -- CONSENT TO AMENDMENT.............................................    21
ARTICLE V -- SUNDRY PROVISIONS.................................................    21

EXHIBITS:

EXHIBIT A -- Recording Information.............................................   A-1
EXHIBIT B -- Property Descriptions.............................................   B-1

------------------------
* The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.

                                    RECITALS

         SUPPLEMENTAL INDENTURE, dated as of the 1st day of November 2003, made and entered into by and between FLORIDA POWER CORPORATION D/B/A PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and JPMORGAN CHASE BANK, a New York banking corporation, whose address is 4 New York Plaza, New York, New York, 10004, (hereinafter sometimes called the "Trustee"), as Trustee, party of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned forty-two Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-two indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

  SUPPLEMENTAL INDENTURE
         AND DATE                                            PROVIDING FOR:
--------------------------                 -------------------------------------------------------
First                                      $4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
         July 1, 1946
Second                                     $8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
         November 1, 1948
Third                                      $14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
         July 1, 1951
Fourth                                     $15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
         November 1, 1952
Fifth                                      $10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983
         November 1, 1953
Sixth                                      $12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
         July 1, 1954

  SUPPLEMENTAL INDENTURE
         AND DATE                                            PROVIDING FOR:
--------------------------                 -------------------------------------------------------
Seventh                                    $20,000,000 First Mortgage Bonds, 3 7/8% Series due 1986,
         July 1, 1956                      and amendment of certain provisions of the Original Indenture
Eighth                                     $25,000,000 First Mortgage Bonds, 4 1/8% Series due 1988,
         July 1, 1958                      and amendment of certain provisions of the Original Indenture
Ninth                                      $25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
         October 1, 1960
Tenth                                      $25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
         May 1, 1962
Eleventh                                   $30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
         April 1, 1965
Twelfth                                    $25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
         November 1, 1965
Thirteenth                                 $25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
         August 1, 1967
Fourteenth                                 $30,000,000 First Mortgage Bonds, 7% Series due 1998
         November 1, 1968
Fifteenth                                  $35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
         August 1, 1969
Sixteenth                                  Amendment of certain provisions of the Original Indenture
         February 1, 1970
Seventeenth                                $40,000,000 First Mortgage Bonds, 9% Series due 2000
         November 1, 1970
Eighteenth                                 $50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
         October 1, 1971
Nineteenth                                 $50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
         June 1, 1972
Twentieth                                  $50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002
         November 1, 1972
Twenty-First                               $60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
         June 1, 1973
Twenty-Second                              $70,000,000 First Mortgage Bonds, 8% Series A due 2003
         December 1, 1973
Twenty-Third                               $80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
         October 1, 1976
Twenty-Fourth                              $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due
         April 1, 1979                     2004-2009
Twenty-Fifth                               $100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987
         April 1, 1980
Twenty-Sixth                               $100,000,000 First Mortgage Bonds, 13.30% Series A due 1990
         November 1, 1980
Twenty-Seventh                             $38,000,000 First Mortgage Bonds, 10-10 1/4% Series due
         November 15, 1980                 2000-2010

  SUPPLEMENTAL INDENTURE
         AND DATE                                            PROVIDING FOR:
--------------------------                 -------------------------------------------------------
Twenty-Eighth                              $50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984
         May 1, 1981
Twenty-Ninth                               Amendment of certain provisions of the Original Indenture
         September 1, 1982
Thirtieth                                  $100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012
         October 1, 1982
Thirty-First                               $150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
         November 1, 1991
Thirty-Second                              $150,000,000 First Mortgage Bonds, 8% Series due 2022
         December 1, 1992
Thirty-Third                               $75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
         December 1, 1992
Thirty-Fourth                              $80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
         February 1, 1993
Thirty-Fifth                               $70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
         March 1, 1993
Thirty-Sixth                               $110,000,000 First Mortgage Bonds, 6% Series due 2003
         July 1, 1993
Thirty-Seventh                             $100,000,000 First Mortgage Bonds, 7% Series due 2023
         December 1, 1993
Thirty-Eighth                              Appointment of First Chicago Trust Company of New York as
         July 25, 1994                     successor Trustee and resignation of former Trustee and Co-Trustee
Thirty-Ninth                               $300,000,000 First Mortgage Bonds, 6.650% Series due 2011
         July 1, 2001
Fortieth                                   $240,865,000 First Mortgage Bonds in three series as
         July 1, 2002                      follows: (i) $108,550,000 Pollution Control Series 2002A
                                           Bonds due 2027; (ii) $100,115,000 Pollution Control Series 2002B
                                           Bonds due 2022; and (iii) $32,200,000 Pollution Control
                                           Series 2002C Bonds due 2018; and reservation of amendment of certain provisions of the Original Indenture
Forty-First                                $650,000,000 First Mortgage Bonds in two series as
         February 1, 2003                  follows: (i) $425,000,000 4.80% Series due 2013 and (ii)
                                           $225,000,000 5.90% Series due 2033; and reservation of
                                           amendment of certain provisions of the Original Indenture
Forty-Second                               Amendment of certain provisions of the Original Indenture;
         April 1, 2003                     appointment of Bank One, N.A. as successor Trustee and
                                           resignation of former Trustee; and reservation of
                                           amendment of certain provisions of the Original Indenture

WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Forty-Second Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, pursuant to the Forty-Second Supplemental Indenture, First Chicago Trust Company of New York resigned as Trustee and Bank One, N.A. was appointed as the successor Trustee, effective May 1, 2003; and

WHEREAS, on November 16, 2003, Bank One, N.A. sold all of its corporate trust business and assets and, in connection with such sale, JPMorgan Chase Bank became the successor Trustee pursuant to Section 14.21 of the Original Indenture; and

WHEREAS, JPMorgan Chase Bank is eligible and qualified to serve as Trustee under the Indenture; and

WHEREAS, the Company desires by this Supplemental Indenture to create a new series of bonds to be designated as First Mortgage Bonds, 5.10% Series due 2015 (the "New Series Bonds"), to be issued under the Original Indenture pursuant to
Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of Three Hundred Million Dollars ($300,000,000) principal amount of the New Series Bonds pursuant to Section 4.05 of the Original Indenture the documents and instruments required by said section; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation d/b/a Progress Energy Florida, Inc., in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto JPMorgan Chase Bank, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Forty-Second Supplemental Indenture and situated in the State of Florida, including without limitation the property described on EXHIBIT B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto JPMorgan Chase Bank, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:

                                    ARTICLE I

                              THE NEW SERIES BONDS

                 A. FIRST MORTGAGE BONDS, 5.10% SERIES DUE 2015

SECTION 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title "First Mortgage Bonds, 5.10% Series due 2015." The initial issue of the New Series Bonds shall consist of Three Hundred Million Dollars ($300,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the New Series Bonds is unlimited. The Company may, at its option in the future, issue additional New Series Bonds.

The New Series Bonds shall be issued only as registered bonds without coupons in the denomination of One Thousand Dollars ($1,000) or any integral multiple thereof.

SECTION 2. (a) The New Series Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a "New Series Global Bond") to or on behalf of The Depository Trust Company ("DTC"), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any New Series Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of the New Series Bonds in Section B of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, and interest on, the New Series Bonds and the Make-Whole Redemption Price (as defined below), if applicable, will be payable, the transfer of the New Series Bonds will be registrable and the New Series Bonds will be exchangeable for New Series Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a New Series Global Bond, the Company may make payments of principal of, and interest on, such New Series Global Bond and the Make-Whole Redemption Price, if applicable, pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such New Series Global Bond. The New Series Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section B of this Article I.

(b) Notwithstanding any other provision of Subsection A.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a New Series Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such New Series Global Bond, or to the Depositary, or to a successor Depositary for such New Series Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a New Series Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such New Series Global Bond or if at any time the Depositary for a New Series Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such New Series Global Bond. If a successor Depositary for such New Series Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of the New Series Bonds in the form of definitive certificates in exchange for such New Series Global Bond, will authenticate and deliver, without service charge, the New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the New Series Global Bond in exchange for such New Series Global Bond. Such New Series Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.

         (2) The Company may at any time and in its sole discretion determine that any New Series Bonds issued or issuable in the form of one or more New Series Global Bonds shall no longer be represented by such New Series Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of New Series Bonds in the form of definitive certificates in exchange in whole or in part for such New Series Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such New Series Global Bond or the aggregate principal amount of such New Series Global Bonds in exchange for such New Series Global Bond or Bonds.

         (3) If the Company so elects in an officer's certificate, the Depositary may surrender New Series Bonds issued in the form of a New Series Global Bond in exchange in whole or in part for New Series Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new New Series Bond or Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the New Series Global Bond; and (B) to such Depositary a new New Series Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered New Series Global Bond and the aggregate principal amount of the New Series Bonds delivered to holders thereof.

         (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver New Series Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a New Series Global Bond for New Series Bonds in the form of definitive certificates, such New Series Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, the New Series Bonds issued in exchange for a New Series Global Bond pursuant to Subsection A.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such New Series Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such New Series Bonds to the persons in whose names the New Series Bonds are so to be registered.

         (5) Any endorsement of a New Series Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in the Company order delivered or to be delivered pursuant to Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such New Series Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such New Series Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer's certificate and need not be accompanied by an opinion of counsel.

         (6) The Depositary or, if there be one, its nominee, shall be the holder of a New Series Global Bond for all purposes under the Indenture and the New Series Bonds and beneficial owners with respect to such New Series Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such New Series Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such New Series Global Bond as the sole holder of such New Series Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3. November 21, 2003 shall be the date of the beginning of the first interest period for the New Series Bonds. The New Series Bonds shall be dated as provided in Section 2.01 of the Original Indenture. The New Series Bonds shall be payable on December 1, 2015, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 5.10% per annum, payable semiannually on June 1 and December 1 of each year (each an "Interest Payment Date") to the persons in whose names the New Series Bonds are registered at the close of business on the tenth calendar day next preceding the Interest Payment Date (i.e., May 22 and November 21, respectively) (each a "Regular Record Date"), provided, however, that so long as the New Series Bonds are registered in the name of DTC or its nominee, the Regular Record Date for interest payable shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, and interest on, the New Series Bonds and the Make-Whole Redemption Price, if applicable, shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

The New Series Bonds may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the New Series Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the New Series Bonds being redeemed discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus in each case accrued and unpaid interest on the principal amount thereof to the redemption date.

"Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the New Series Bonds, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the New Series Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the New Series Bonds.

"Comparable Treasury Price" means (i) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means either Citigroup Global Markets Inc. or J.P. Morgan Securities Inc., as specified by the Company, or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

"Reference Treasury Dealer" means (i) Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and their respective successors and (ii) any other three Primary Treasury Dealers selected by us after consultation with the Independent Investment Banker, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

So long as the New Series Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the New Series Bonds, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in the New Series Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular New Series Bonds, or portions of them, to be redeemed.

The New Series Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty
(120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of New Series Bonds to be redeemed (which, as long as the New Series Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the New Series Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any New Series Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The New Series Bonds of the several denominations are exchangeable for a like aggregate principal amount of other New Series Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of the New Series Bonds for other New Series Bonds of different authorized denominations, or for any transfer of New Series Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The New Series Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.

                         B. FORM OF THE NEW SERIES BONDS

The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:

                           [FORM OF NEW SERIES BONDS]

[Insert applicable depositary legend or legends, which initially shall be the following:

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS FIRST MORTGAGE BOND, ___% SERIES DUE 20__ MAY, UNDER CONDITIONS PROVIDED IN THE INDENTURE, BE EXCHANGED FOR FIRST MORTGAGE BONDS,

___% SERIES DUE 20__ IN THE FORM OF DEFINITIVE CERTIFICATES OF LIKE TENOR AND OF AN EQUAL AGGREGATE PRINCIPAL AMOUNT, IN AUTHORIZED DENOMINATIONS, REGISTERED IN THE NAMES OF SUCH PERSONS AS THE DEPOSITARY SHALL INSTRUCT THE TRUSTEE. ANY SUCH EXCHANGE SHALL BE MADE UPON RECEIPT BY THE TRUSTEE OF AN OFFICER'S CERTIFICATE THEREFOR AND A WRITTEN INSTRUCTION FROM THE DEPOSITARY SETTING FORTH THE NAME OR NAMES IN WHICH THE TRUSTEE IS TO REGISTER SUCH FIRST MORTGAGE BONDS, ___% SERIES DUE 20__ IN THE FORM OF DEFINITIVE CERTIFICATES.]

REGISTERED BOND                                              CUSIP NO. 341099___

                            FLORIDA POWER CORPORATION
                       D/B/A PROGRESS ENERGY FLORIDA, INC.
              (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

                              FIRST MORTGAGE BOND,
                              ___% SERIES DUE 20__
                                DUE ______, 20__

NO. _______                                                        $____________

FLORIDA POWER CORPORATION D/B/A PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter called the Company), for value received, hereby promises to pay to __________________________ or registered assigns, on ___________________ at the office or agency of the Company in the Borough of Manhattan, The City of New York, _________ Million Dollars ($___,000,000) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon, semiannually on __________ and ________ of each year to the person in whose name this bond is registered at the close of business on the tenth calendar day next preceding the interest payment date (i.e., _________ and ________, respectively), provided, however, that so long as this bond is registered in the name of The Depository Trust Company or its nominee, the record date for interest payable on any interest payment date shall be the close of business on the business day immediately preceding such interest payment date (each subject to certain exceptions provided in the Mortgage hereinafter mentioned), at the rate of ___ per annum, at said office or agency in like coin or currency, from the date hereof until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

Additional provisions of this bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become valid or obligatory for any purpose until JPMorgan Chase Bank, or its successor as Trustee under the Mortgage, shall have signed the certificate of authentication endorsed hereon.

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION D/B/A PROGRESS ENERGY FLORIDA, INC. has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

Dated: November __, 2003

                                     FLORIDA POWER CORPORATION

                                     D/B/A PROGRESS ENERGY FLORIDA, INC.

                                     By:______________________________________
                                     Name:
                                     Title:

[SEAL]

Attest:

_____________________________________
Name:
Title:

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

                                     JPMORGAN CHASE BANK

                                     By:______________________________________
                                     Name:
                                     Title:

                    [TEXT APPEARING ON REVERSE SIDE OF BOND]

                            FLORIDA POWER CORPORATION
                       D/B/A PROGRESS ENERGY FLORIDA, INC.

                               FIRST MORTGAGE BOND
                              ___% SERIES DUE 20__
                               DUE ________, 20__

This bond is one of an issue of bonds of the Company (herein referred to as the bonds), not limited in principal amount except as provided in the Mortgage hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Mortgage hereinafter mentioned, and is one of a series known as its First Mortgage Bonds, ___% Series due 20__ (herein referred to as the "Bonds of this Series"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (the "Original Indenture" and herein, together with all indentures supplemental thereto including the Forty-Third Supplemental Indenture dated as of November 1, 2003 (the "Forty-Third Supplemental Indenture") between the Company and JPMorgan Chase Bank, as Trustee, called the "Mortgage"), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall
(i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

THE INITIAL HOLDERS OF THE BONDS OF THIS SERIES HAVE, AND ANY SUBSEQUENT HOLDER(S) OF THE BONDS OF THIS SERIES BY BECOMING SUCH HOLDERS SHALL BE DEEMED TO HAVE, IRREVOCABLY CONSENTED TO THE AMENDMENT TO SECTION 3.01 OF THE ORIGINAL INDENTURE, AS SET FORTH IN ARTICLE III OF THE FORTY-THIRD SUPPLEMENTAL INDENTURE.

The Bonds of this Series are issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof and are exchangeable for a like aggregate principal amount of Bonds of this Series of other authorized denominations. This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Forty-Third Supplemental Indenture hereinabove referred to, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

The Bonds of this Series may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the Bonds of this Series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this Series being redeemed discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ___ basis points, plus in each case accrued and unpaid interest on the principal amount thereof to the redemption date.

"Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable

Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the Bonds of this Series, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding such redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the Bonds of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of this Series.

"Comparable Treasury Price" means (i) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

"Independent Investment Banker" means either Citigroup Global Markets Inc. or J.P. Morgan Securities Inc., as specified by the Company, or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

"Reference Treasury Dealer" means (i) Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and their respective successors and (ii) any other three Primary Treasury Dealers selected by us after consultation with the Independent Investment Banker, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

So long as the Bonds of this Series are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the Bonds of this Series, DTC's practice is to determine by lot the amount of the interest of each Direct Participant of DTC in the Bonds of this Series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular Bonds of this Series, or portions of them, to be redeemed.

The Bonds of this Series shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty
(120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property as defined in the Mortgage which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of JPMorgan Chase Bank or its successor as Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of the Bonds of this Series to be redeemed (which, as long as the Bonds of this Series are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the Bonds of this Series or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any Bonds of this Series, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The Mortgage provides that if the Company shall deposit with JPMorgan Chase Bank or its successor as Trustee in trust for the purpose funds sufficient to pay the principal of all the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered bonds), and premium, if any, thereon, and all interest payable on such bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds (or portions) shall no longer be secured by the lien of the Mortgage.

The Mortgage provides that, upon any partial redemption of a fully registered bond, upon surrender thereof endorsed for transfer, new bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered bond will be delivered in exchange therefor.

The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of, the Make-Whole Redemption Price, if applicable, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage or under or upon any obligation, covenant or agreement contained in the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                       C. INTEREST ON THE NEW SERIES BONDS

Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the Regular Record Date for such interest specified in the provisions of this Supplemental Indenture. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.

Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection A or B below:

                  A. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a "Special Record Date"). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection B.

                  B. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

                                   ARTICLE II

                              ADDITIONAL COVENANTS

The Company hereby covenants as follows:

SECTION 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of the New Series Bonds under Section
4.05 of the Original Indenture, deliver to the Trustee the instruments required by said Section.

SECTION 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.

For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.

                                   ARTICLE III

                    RESERVATION OF AMENDMENT OF THE INDENTURE

Pursuant to the Fortieth Supplemental Indenture dated as of July 1, 2002 to the Original Indenture, the Company reserved the right, without the consent of, or other action by, holders of any series of bonds created on or after July 1, 2002, including the New Series Bonds created herein, to amend Section 3.01 of the Original Indenture so as to insert the following provision as the new third paragraph of such Section 3.01:

         "Notwithstanding any other provisions of this Indenture, with respect to compliance with any conditions precedent to the authentication and delivery of bonds, no certificate or opinion of an accountant shall be required to be of any person other than an officer or employee of the Company actively engaged in accounting work, but who need not be a certified or licensed public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates for a period or periods different from that required to be covered by such annual reports."

                                   ARTICLE IV

                              CONSENT TO AMENDMENT

The initial holders of the New Series Bonds have irrevocably consented to the amendment to Section 3.01 of the Original Indenture set forth in Article III hereof, and any subsequent holder(s) of the any New Series Bonds, by accepting such bonds, shall be deemed to have irrevocably consented to such amendments.

                                    ARTICLE V

                                SUNDRY PROVISIONS

SECTION 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

SECTION 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of November 1, 2003, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and JPMORGAN CHASE BANK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

                                FLORIDA POWER CORPORATION
                                d/b/a PROGRESS ENERGY FLORIDA, INC.

                                By: /s/ Peter M. Scott III
                                    --------------------------------------------
                                    Peter M. Scott III, Executive Vice President
                                    100 Central Avenue
                                    St. Petersburg, Florida 33701

[SEAL]

Attest:

/s/ Robert Williams
------------------------------------
Robert Williams, Assistant Secretary
100 Central Avenue
St. Petersburg, Florida 33701

Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

in the presence of:

/s/ C.G. Beuris
------------------------------------
C.G. Beuris

/s/ N. Manly Johnson III
------------------------------------
N. Manly Johnson III

        [Company's Signature Page of Forty-Third Supplemental Indenture]

                                        JPMORGAN CHASE BANK

                                        By: /s/ Janice Ott Rotunno
                                            ----------------------------------
                                            Janice Ott Rotunno, Vice President
                                            4 New York Plaza
                                            New York, New York 10004

[SEAL]

Attest:

/s/ J. Morand
------------------------------------
Name: J. Morand, Vice President
4 New York Plaza
New York, NY 10004

Signed, sealed and delivered by said

JPMORGAN CHASE BANK

in the presence of:

/s/ Gregory S. Clarke
------------------------------------
Gregory S. Clarke

/s/ Leonard Gnat
------------------------------------
Leonard Gnat

        [Trustee's Signature Page of Forty-Third Supplemental Indenture]

STATE OF NORTH CAROLINA)
                           SS:
COUNTY OF WAKE         )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Robert Williams, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 21st day of November, 2003 at Raleigh in the State and County aforesaid.

                                         /s/ Brenda B. Addison
                                         --------------------------------------

[NOTARIAL SEAL]

STATE OF ILLINOIS          )
                                 SS:
COUNTY OF COOK             )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Janice Ott Rotunno, a Vice President (the "Executing Vice President") of JPMORGAN CHASE BANK, a New York banking corporation, the corporate party of the second part in and to the above written instrument, and also personally appeared before me J. Morand, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 20th day of November, 2003, at Chicago, Illinois, in the State and County aforesaid.

                                          /s/ Darla R. Coulson
                                          ------------------------------------

[NOTARIAL SEAL]

                                    EXHIBIT A

                              RECORDING INFORMATION

ORIGINAL INDENTURE DATED JANUARY 1, 1944

STATE OF FLORIDA

  County                       Date of Recordation                      Book                         Page
  ------                       -------------------                      ----                         ----
Alachua                             02/25/44                             121                          172
Bay                                 10/20/47                              59                           18
Brevard                             10/30/91                            3157                         3297
Citrus                              02/25/44                              18                            1
Columbia                            02/25/44                              42                          175
Dixie                               02/25/44                               3                          127
Flagler                             10/30/91                             456                          288
Franklin                            02/25/44                               0                           83
Gadsden                             02/26/44                             A-6                          175
Gilchrist                           02/25/44                               5                           60
Gulf                                02/26/44                               6                          193
Hamilton                            02/25/44                              42                           69
Hardee                              02/25/44                              23                            1
Hernando                            02/25/44                              90                            1
Highlands                           02/25/44                              48                          357
Hillsborough                        02/25/44                             662                          105
Jackson                             02/26/44                             370                            1
Jefferson                           07/02/51                              25                            1
Lafayette                           02/25/44                              22                          465
Lake                                02/25/44                              93                            1
Leon                                02/25/44                              41                            1
Levy                                02/25/44                               3                          160
Liberty                             02/25/44                             "H"                          116
Madison                             07/02/51                              61                           86
Marion                              02/25/44                             103                            1
Orange                              02/25/44                             297                          375
Osceola                             02/25/44                              20                            1
Pasco                               02/25/44                              39                          449
Pinellas                            02/26/44                             566                            1
Polk                                02/25/44                             666                          305
Seminole                            02/25/44                              65                          147
Sumter                              02/25/44                              25                            1
Suwanee                             02/25/44                              58                          425
Taylor                              07/03/51                              36                            1
Volusia                             02/25/44                             135                          156
Wakulla                             02/25/44                              14                            1

STATE OF GEORGIA

 County                        Date of Recordation                      Book                         Page
 ------                        -------------------                      ----                         ----
Cook                                02/25/44                              24                            1
Echols                              02/25/44                             A-1                          300
Lowndes                             02/25/44                             5-0                            1

SUPPLEMENTAL INDENTURE (FIRST) DATED JULY 1, 1946

STATE OF FLORIDA

   County                      Date of Recordation                      Book                         Page
   ------                      -------------------                      ----                         ----
Alachua                             11/12/46                             166                            1
Bay                                 10/20/47                              59                            1
Brevard                             10/30/91                            3157                         3590
Citrus                              11/12/46                              17                          362
Columbia                            11/12/46                              49                          283
Dixie                               11/14/46                               3                          357
Flagler                             10/30/91                             456                          579
Franklin                            11/13/46                             "P"                           80
Gadsden                             11/13/46                             A-9                          148
Gilchrist                           11/14/46                               7                          120
Gulf                                11/13/46                              10                          313
Hamilton                            11/12/46                              40                          371
Hardee                              11/12/46                              24                          575
Hernando                            11/14/46                              99                          201
Highlands                           11/12/46                              55                          303
Hillsborough                        11/06/46                              95                          375
Jackson                             11/13/46                             399                            1
Jefferson                           07/02/51                              25                          287
Lafayette                           11/14/46                              23                          156
Lake                                11/13/46                             107                          209
Leon                                11/13/46                              55                          481
Levy                                11/14/46                               4                          133
Liberty                             11/13/46                             "H"                          420
Madison                             07/02/51                              61                          373
Marion                              11/12/46                             110                            1
Orange                              11/12/46                             338                          379
Osceola                             11/12/46                              20                          164
Pasco                               11/14/46                              44                          169
Pinellas                            11/06/46                             632                          161
Polk                                11/12/46                             744                          511
Seminole                            11/13/46                              74                          431
Sumter                              11/13/46                              25                          467
Suwanee                             11/12/46                              63                          316
Taylor                              07/03/51                              36                          145
Volusia                             11/13/46                             158                          203
Wakulla                             11/13/36                              14                          299

SUPPLEMENTAL INDENTURE (SECOND) DATED NOVEMBER 1, 1948

STATE OF FLORIDA

   County                      Date of Recordation                      Book                         Page
   ------                      -------------------                      ----                         ----
Alachua                             01/08/49                             196                          287
Bay                                 01/10/49                              64                          395
Brevard                             10/30/91                            3157                         3607
Citrus                              01/13/49                              18                          414
Columbia                            01/08/49                              55                          493
Dixie                               01/10/49                               4                          201
Flagler                             10/30/91                             456                          601
Franklin                            01/10/49                             "Q"                            1
Gadsden                             01/10/49                            A-13                          157
Gilchrist                           01/08/49                               6                          274
Gulf                                01/10/49                              13                           74
Hamilton                            01/10/49                              44                            1
Hardee                              01/08/49                              28                          110
Hernando                            01/08/49                             109                          448
Highlands                           01/08/49                              61                          398
Hillsborough                        01/13/49                             810                          452
Jackson                             01/10/49                             400                          563
Jefferson                           07/02/51                              25                          320
Lafayette                           01/10/49                              25                          210
Lake                                01/08/49                             119                          555
Leon                                01/10/49                              82                          303
Levy                                01/08/49                               5                          242
Liberty                             01/08/49                             "H"                          587
Madison                             07/02/51                              61                          407
Marion                              01/11/49                             122                          172
Orange                              01/08/49                             388                          604
Osceola                             01/08/49                              25                          104
Pasco                               01/08/49                              47                          549
Pinellas                            01/05/49                             716                           11
Polk                                01/07/49                             807                          411
Seminole                            01/06/49                              84                          389
Sumter                              01/08/49                              28                           41
Suwanee                             01/08/49                              69                          150
Taylor                              07/03/51                              36                          162
Volusia                             01/06/49                             192                          167
Wakulla                             01/10/49                              16                            1

SUPPLEMENTAL INDENTURE (THIRD) DATED JULY 1, 1951

STATE OF FLORIDA

   County                      Date of Recordation                      Book                         Page
   ------                      -------------------                      ----                         ----
Alachua                             08/02/51                             234                          340
Bay                                 08/03/51                              93                          155
Brevard                             10/30/91                            3157                         3630
Citrus                              07/30/51                              20                          251
Columbia                            08/02/51                              66                          503
Dixie                               08/02/51                               5                          271
Flagler                             10/30/91                             456                          624
Franklin                            08/03/51                             "Q"                          522
Gadsden                             08/03/51                            A-19                          271
Gilchrist                           08/02/51                               7                          422
Gulf                                08/03/51                              16                           59
Hamilton                            08/03/51                              51                          347
Hardee                              08/02/51                              32                            1
Hernando                            08/02/51                             118                          537
Highlands                           08/02/51                              69                          344
Hillsborough                        08/02/51                             927                          174
Jefferson                           08/03/51                              25                          359
Lafayette                           08/03/51                              27                          305
Lake                                07/31/51                             139                          323
Leon                                08/02/51                             113                          465
Levy                                08/02/51                               7                          211
Liberty                             07/25/51                               1                          232
Madison                             08/07/51                              62                            1
Marion                              08/02/51                             142                          143
Orange                              08/07/51                             460                           60
Osceola                             08/02/51                              31                          385
Pasco                               08/10/51                              56                            1
Pinellas                            08/02/51                             847                          301
Polk                                08/01/51                             899                          539
Seminole                            08/07/51                             100                          403
Sumter                              08/02/51                              32                          345
Suwanee                             08/02/51                              76                          413
Taylor                              08/07/51                              36                          182
Volusia                             08/07/51                             245                          393
Wakulla                             08/03/51                              17                          259

STATE OF GEORGIA

County                         Date of Recordation                      Book                         Page
------                         -------------------                      ----                         ----
Cook                                08/08/51                              35                          566
Echols                              08/02/51                             A-3                          521
Lowndes                             08/04/51                             7-E                          188

FOURTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1952

STATE OF FLORIDA

  County                       Date of Recordation                      Book                         Page
  ------                       -------------------                      ----                         ----
Alachua                             12/31/52                             256                          288
Bay                                 01/01/53                             104                          571
Brevard                             10/30/91                            3157                         3663
Citrus                              12/31/52                              22                          321
Columbia                            12/31/52                              72                          521
Dixie                               12/31/52                               6                          135
Flagler                             10/31/91                             456                          657
Franklin                            12/31/52                               R                          477
Gadsden                             12/31/52                            A-22                          511
Gilchrist                           12/31/52                               9                          124
Gulf                                01/02/53                              17                            7
Hamilton                            12/31/52                              54                          293
Hardee                              12/31/52                              33                          433
Hernando                            12/31/52                             125                          361
Highlands                           01/02/53                              74                          131
Hillsborough                        12/29/52                             993                          545
Jefferson                           12/31/52                              27                            1
Lafayette                           12/31/52                              28                          445
Lake                                01/02/53                             150                          343
Leon                                12/31/52                             130                            1
Levy                                12/31/52                               8                          362
Liberty                             01/09/53                               1                          462
Madison                             01/02/53                              65                          134
Marion                              01/02/53                             153                          434
Orange                              12/31/52                             505                          358
Osceola                             12/31/52                              36                          145
Pasco                               01/02/53                              61                          563
Pinellas                            12/29/52                             926                          561
Polk                                01/12/53                             974                          177
Seminole                            01/02/53                             111                           41
Sumter                              12/31/52                              35                          441
Suwanee                             01/02/53                              82                           27
Taylor                              12/31/52                              37                          325
Volusia                             01/10/53                             278                          107
Wakulla                             01/02/53                              18                          383

STATE OF GEORGIA

County                         Date of Recordation                      Book                         Page
------                         -------------------                      ----                         ----
Cook                                01/01/53                              39                           95
Echols                              01/01/53                             A-4                          110
Lowndes                             12/31/52                             7-0                          540

FIFTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1953

STATE OF FLORIDA

  County                       Date of Recordation                      Book                         Page
  ------                       -------------------                      ----                         ----
Alachua                             12/29/53                             271                           24
Bay                                 01/01/54                             115                          505
Brevard                             10/30/91                            3157                         3690
Citrus                              12/28/53                               2                           73
Columbia                            12/28/53                               7                            3
Dixie                               12/23/53                               6                          466
Flagler                             10/30/91                             456                          684
Franklin                            12/28/53                               1                          447
Gadsden                             12/24/53                            A-26                          251
Gilchrist                           12/23/53                               9                          317
Gulf                                12/28/53                              11                          229
Hamilton                            12/28/53                              58                          220
Hardee                              12/23/53                              35                          518
Hernando                            12/23/53                             130                          409
Highlands                           12/29/53                              78                            1
Hillsborough                        01/04/54                            1050                          229
Jefferson                           12/29/53                              28                           91
Lafayette                           12/24/53                              30                           16
Lake                                12/23/53                             160                          189
Leon                                12/23/53                             144                          268
Levy                                12/23/53                               9                          368
Liberty                             01/06/54                               J                           40
Madison                             12/26/53                              67                          381
Marion                              12/28/53                             168                          179
Orange                              12/24/53                             541                          253
Osceola                             12/24/53                              39                           42
Pasco                               12/23/53                              67                            1
Pinellas                            12/22/53                             988                          333
Polk                                01/05/54                            1021                          473
Seminole                            12/29/53                             118                          535
Sumter                              12/28/53                              37                          466
Suwanee                             12/28/53                              85                          346
Taylor                              12/24/53                              43                          225
Volusia                             12/24/53                             303                          454
Wakulla                             12/30/53                              19                          380

STATE OF GEORGIA

County                         Date of Recordation                      Book                         Page
------                         -------------------                      ----                         ----
Cook                                01/15/54                              39                          437
Echols                              01/15/54                             A-4                          418
Lowndes                             12/29/53                             7-X                          235

SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1954

STATE OF FLORIDA

  County                       Date of Recordation                      Book                         Page
  ------                       -------------------                      ----                         ----
Alachua                             11/19/54                             286                          129
Bay                                 11/22/54                             125                          502
Brevard                             10/30/91                            3157                         3719
Citrus                              11/19/54                               9                          525
Columbia                            11/20/54                              17                          479
Dixie                               11/19/54                               7                          299
Flagler                             10/30/91                             456                          713
Franklin                            11/19/54                               5                          465
Gadsden                             11/20/54                            A-29                          411
Gilchrist                           11/19/54                               9                          530
Gulf                                11/22/54                              19                          284
Hamilton                            11/22/54                              59                          425
Hardee                              11/19/54                              37                          307
Hernando                            11/19/54                               7                          335
Highlands                           11/19/54                              82                          403
Hillsborough                        11/26/54                            1116                          164
Jefferson                           11/19/54                              29                           17
Lafayette                           11/19/54                              31                          138
Lake                                11/19/54                             170                          225
Leon                                11/19/54                             159                          209
Levy                                11/19/54                              10                          523
Liberty                             11/30/54                             "J"                          215
Madison                             11/20/54                              69                          483
Marion                              11/20/54                             181                          573
Orange                              11/23/54                             578                          123
Osceola                             11/20/54                              42                          216
Pasco                               11/22/54                              15                          568
Pinellas                            11/18/54                            1046                          507
Polk                                11/23/54                            1068                           22
Seminole                            11/19/54                              28                          374
Sumter                              11/30/54                              40                           81
Suwanee                             11/23/54                              89                            1
Taylor                              11/20/54                              45                          377
Volusia                             11/23/54                             327                          538
Wakulla                             11/19/54                              20                          445

STATE OF GEORGIA

County                         Date of Recordation                      Book                         Page
------                         -------------------                      ----                         ----
Cook                                11/20/54                             55                           385
Echols                              11/20/54                              5                            86
Lowndes                             11/20/54                              3                           387

SEVENTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1956

STATE OF FLORIDA

  County                       Date of Recordation                      Book                         Page
  ------                       -------------------                      ----                         ----
Alachua                             07/27/56                             320                          309
Bay                                 07/27/56                             145                          395
Brevard                             10/30/91                            3157                         3746
Citrus                              07/25/56                              28                          403
Columbia                            07/26/56                              38                          279
Dixie                               07/30/56                               9                            1
Flagler                             10/30/91                             456                          740
Franklin                            07/27/56                              16                          392
Gadsden                             07/26/56                            A-36                          100
Gilchrist                           07/31/56                              11                          289
Gulf                                08/02/56                              23                          475
Hamilton                            07/27/56                              11                           79
Hardee                              07/31/56                              43                            1
Hernando                            07/26/56                              21                           88
Highlands                           07/31/56                              11                          571
Hillsborough                        08/06/56                            1260                          125
Jefferson                           07/25/56                              30                          295
Lafayette                           07/25/56                              33                          117
Lake                                07/26/56                             189                          613
Leon                                07/25/56                             190                          301
Levy                                07/30/56                              14                           13
Liberty                             07/31/56                             "J"                          531
Madison                             07/26/56                              74                           12
Marion                              07/26/56                             208                          223
Orange                              07/27/56                             126                          165
Osceola                             07/26/56                              49                            1
Pasco                               08/02/56                              51                          353
Pinellas                            07/24/56                            1168                          481
Polk                                08/20/56                            1180                           30
Seminole                            07/27/56                              90                            5
Sumter                              08/02/56                              43                          523
Suwanee                             07/26/56                              96                           67
Taylor                              07/25/56                              52                          451
Volusia                             07/26/56                             384                          195
Wakulla                             07/25/56                              22                          281

STATE OF GEORGIA

County                         Date of Recordation                      Book                         Page
------                         -------------------                      ----                         ----
Cook                                07/26/56                             48                            36
Echols                              07/26/56                              5                           401
Lowndes                             07/25/56                             22                           419

EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1958

STATE OF FLORIDA

   County                      Date of Recordation                      Book                         Page
   ------                      -------------------                      ----                         ----
Alachua                             07/23/58                              20                          227
Bay                                 08/05/58                             170                          295
Brevard                             10/30/91                            3157                         3785
Citrus                              07/24/58                              55                          336
Columbia                            07/23/58                              66                          365
Dixie                               07/22/58                              11                          166
Flagler                             10/30/91                             456                          779
Franklin                            07/22/58                              29                          248
Gadsden                             07/23/58                               9                           48
Gilchrist                           07/22/58                              12                          341
Gulf                                07/24/58                              29                           40
Hamilton                            07/22/58                              23                            1
Hardee                              07/22/58                              49                          451
Hernando                            07/25/58                              39                          358
Highlands                           07/29/58                              50                          514
Hillsborough                        07/29/58                             111                          108
Jefferson                           07/23/58                              33                           19
Lafayette                           07/23/58                              35                          120
Lake                                07/31/58                              56                          297
Leon                                07/23/58                             216                          129
Levy                                07/22/58                              18                           63
Liberty                             07/24/58                             "K"                          413
Madison                             07/23/58                              78                          310
Marion                              07/29/58                             237                          447
Orange                              07/23/58                             403                          300
Osceola                             07/23/58                              26                          462
Pasco                               07/25/58                              96                          455
Pinellas                            07/24/58                             381                          683
Polk                                07/24/58                             165                          452
Seminole                            07/23/58                             178                           26
Sumter                              08/01/58                               5                           66
Suwanee                             07/23/58                             102                          360
Taylor                              07/22/58                               4                          254
Volusia                             07/23/58                             129                          244
Wakulla                             07/25/58                              24                          375

NINTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1960

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              11/23/60        119   158
Bay                  11/25/60         28   411
Brevard              10/30/91       3157  3822
Citrus               12/01/60         93   370
Columbia             11/17/60        105   133
Dixie                11/16/60         13   331
Flagler              10/30/91        456   816
Franklin             11/17/60         49   375
Gadsden              11/17/60         29   655
Gilchrist            11/16/60          1   473
Gulf                 11/21/60          5   409
Hamilton             11/18/60         37   171
Hardee               11/17/60         60    76
Hernando             11/16/60         65   688
Highlands            11/18/60        108   421
Hillsborough         11/23/60        629   675
Jefferson            11/18/60          8   290
Lafayette            11/16/60         38   185
Lake                 11/21/60        141   619
Leon                 11/23/60        254   479
Levy                 11/16/60         23   537
Liberty              11/17/60        "M"   525
Madison              11/22/60         11   153
Marion               11/18/60         54   420
Orange               11/22/60        817   569
Osceola              11/16/60         68   410
Pasco                11/21/60        158   530
Pinellas             11/16/60       1036   239
Polk                 11/18/60        440   179
Seminole             11/21/60        332   203
Sumter               11/30/60         25   318
Suwanee              11/17/60        111   282
Taylor               11/18/60         21   626
Volusia              11/21/60        330   281
Wakulla              11/21/60         28   185

TENTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1962

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              06/07/62        188   123
Bay                  06/15/62         70   173
Brevard              10/30/91       3157  3858
Citrus               06/08/62        120   221
Columbia             06/05/62        130   187
Dixie                06/05/62         15    36
Flagler              10/30/91        456   852
Franklin             06/06/62         58   333
Gadsden              06/05/62         45   493
Gilchrist            06/05/62          7   261
Gulf                 06/06/62         14   147
Hamilton             06/05/62         46   407
Hardee               06/05/62         16   449
Hernando             06/05/62         82   326
Highlands            06/11/62        148   617
Hillsborough         06/11/62        949   738
Jefferson            06/05/62         13   606
Lafayette            06/08/62         39   385
Lake                 06/06/62        204     1
Leon                 06/11/62         48    49
Levy                 06/05/62         27   574
Liberty              06/06/62          0   214
Madison              06/05/62         20    76
Marion               06/15/62        112   412
Orange               06/06/62       1060   464
Osceola              06/05/62         90   389
Pasco                06/08/62        202   457
Pinellas             06/01/62       1438   571
Polk                 06/14/62        605   696
Seminole             06/13/62        408   102
Sumter               06/13/62         40    85
Suwanee              06/05/62        116   273
Taylor               06/05/62         34   330
Volusia              06/20/62        456    46
Wakulla              06/11/62         31   349

ELEVENTH  SUPPLEMENTAL INDENTURE DATED APRIL 1, 1965

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              05/21/65        324   610
Bay                  05/28/65        158   231
Brevard              10/30/91       3157  3894
Citrus               05/13/65        179   485
Columbia             05/17/65        184   314
Dixie                05/13/65          6   485
Flagler              10/30/91        456   888
Franklin             05/19/65         72   497
Gadsden              05/18/65         73   410
Gilchrist            05/13/65         17    11
Gulf                 05/18/65         24   717
Hamilton             05/13/65         63   327
Hardee               05/13/65         47   377
Hernando             05/13/65        112   236
Highlands            05/21/65        232   421
Hillsborough         05/12/65       1448    57
Jefferson            05/14/65         23   198
Lafayette            05/13/65          1   687
Lake                 05/19/65        287    74
Leon                 05/21/65        178    48
Levy                 05/21/65         34   519
Liberty              05/14/65          6     1
Madison              05/14/65         34   399
Marion               05/24/65        228   528
Orange               05/25/65       1445   830
Osceola              05/18/65        132   351
Pasco                05/13/65        291   437
Pinellas             05/12/65       2154    77
Polk                 05/17/65        929   371
Seminole             05/19/65        535   241
Sumter               05/14/65         68    83
Suwanee              05/17/65         24   673
Taylor               05/17/65         56   129
Volusia              05/19/65        708   531
Wakulla              05/17/65          8     6

TWELFTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1965

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              12/10/65        355   229
Bay                  12/20/65        174   619
Brevard              10/30/91       3157  3931
Citrus               12/22/65        192   309
Columbia             12/10/65        194   338
Dixie                12/10/65          9    42
Flagler              10/30/91        456   925
Franklin             12/13/65         76   249
Gadsden              12/10/65         78   606
Gilchrist            12/10/65         19   447
Gulf                 12/10/65         26   692
Hamilton             12/10/65         66   303
Hardee               12/10/65         53   426
Hernando             12/13/65        118   441
Highlands            12/20/65        248    20
Hillsborough         12/17/65       1548   603
Jefferson            12/10/65         24   595
Lafayette            12/10/65          2   671
Lake                 12/20/65        301   528
Leon                 12/20/65        205   170
Levy                 12/20/65         36   184
Liberty              12/10/65          6   477
Madison              12/11/65         36   806
Marion               12/27/65        254   153
Orange               12/10/65       1499   785
Osceola              12/10/65        140   445
Pasco                12/13/65        312    19
Pinellas             12/09/65       2283   186
Polk                 12/20/65        984   641
Seminole             12/22/65        559   591
Sumter               12/14/65         73   283
Suwanee              12/14/65         30   218
Taylor               12/10/65         59   361
Volusia              12/10/65        755   174
Wakulla              12/20/65          9   390

THIRTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1967

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              08/22/67        458   347
Bay                  08/28/67        223   457
Brevard              10/30/91       3157  3964
Citrus               08/28/67        218   756
Columbia             08/22/67        225   304
Dixie                08/22/67         15   367
Flagler              10/30/91        456   962
Franklin             08/28/67         83   556
Gadsden              08/23/67         96    29
Gilchrist            08/22/67         25   131
Gulf                 08/22/67         33   618
Hamilton             08/23/67         76   465
Hardee               08/22/67         71   366
Hernando             08/28/67        137   646
Highlands            08/30/67        288   585
Hillsborough         08/28/67       1795   635
Jefferson            08/23/67         30   662
Lafayette            08/22/67          5   694
Lake                 08/25/67        342   196
Leon                 08/30/67        280   594
Levy                 08/28/67         41   262
Liberty              08/23/67         10    90
Madison              08/23/67         44   606
Marion               09/01/67        324   444
Orange               08/24/67       1660   421
Osceola              08/22/67        164   335
Pasco                08/28/67        370   728
Pinellas             08/21/67       2659   498
Polk                 09/06/67       1108   900
Seminole             08/31/67        628   506
Sumter               09/06/67         87   602
Suwanee              08/23/67         47   228
Taylor               08/24/67         67   782
Volusia              08/24/67        964   254
Wakulla              08/31/67         14   755

FOURTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1968

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              12/06/68        543   198
Bay                  12/18/68        262   487
Brevard              10/30/91       3157  3984
Citrus               12/09/68        239   487
Columbia             12/09/68        242   397
Dixie                12/09/68         20   109
Flagler              10/30/91        456   983
Franklin             12/06/68         88   538
Gadsden              12/12/68        110     7
Gilchrist            12/06/68         29   281
Gulf                 12/09/68         38   359
Hamilton             12/06/68         82   245
Hardee               12/06/68         83   221
Hernando             12/09/68        164   395
Highlands            12/11/68        319   390
Hillsborough         12/19/68       1977   890
Jefferson            12/09/68         35    32
Lafayette            12/06/68          9   170
Lake                 12/06/68        371   438
Leon                 12/19/68        342   572
Levy                 12/09/68         44   215
Liberty              12/09/68         12    41
Madison              12/09/68         49   627
Marion               12/20/68        375    12
Orange               12/06/68       1785   837
Osceola              12/06/68        183   688
Pasco                12/06/68        423   607
Pinellas             12/06/68       2964   580
Polk                 12/10/68       1193   854
Seminole             12/18/68        695   638
Sumter               01/02/69         98   509
Suwanee              12/06/68         60    50
Taylor               12/09/68         73   494
Volusia              12/09/68       1060   466
Wakulla              12/19/68         18   593

FIFTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1969

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              08/26/69        592   206
Bay                  09/03/69        283   513
Brevard              10/30/91       3157  4002
Citrus               08/26/69        251   437
Columbia             09/05/69        251   586
Dixie                08/26/69         21   705
Flagler              10/30/91        456  1001
Franklin             08/26/69         92   363
Gadsden              08/26/69        116   723
Gilchrist            09/04/69         31   539
Gulf                 08/26/69         41    23
Hamilton             08/26/69         85   292
Hardee               08/26/69         91    19
Hernando             09/03/69        191   745
Highlands            09/05/69        339    90
Hillsborough         09/03/69       2073   501
Jefferson            08/26/69         37   193
Lafayette            08/26/69         12   235
Lake                 09/11/69        389   148
Leon                 09/05/69        377   548
Levy                 08/26/69          6   348
Liberty              08/29/69         12   680
Madison              08/26/69         52   263
Marion               09/08/69        399   668
Orange               08/27/69       1867   156
Osceola              09/03/69        192   726
Pasco                08/26/69        459   315
Pinellas             08/26/69       3149   131
Polk                 09/04/69       1241   971
Seminole             09/05/69        740   500
Sumter               09/05/69        104   504
Suwanee              08/26/69         66   489
Taylor               08/26/69         77    44
Volusia              08/26/69       1123   577
Wakulla              09/05/69         21   231

SIXTEENTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1970

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              03/13/70        625   297
Bay                  03/23/70        298   539
Brevard              10/30/91       3157  4019
Citrus               03/16/70        261   729
Columbia             03/13/70        257   622
Dixie                03/13/70         23   107
Flagler              10/30/91        456  1019
Franklin             03/13/70         94   507
Gadsden              03/13/70        121   571
Gilchrist            03/20/70         33   449
Gulf                 03/16/70         43   244
Hamilton             03/14/70         87   291
Hardee               03/16/70         97   225
Hernando             03/20/70        212   536
Highlands            03/20/70        352    25
Hillsborough         03/20/70       2146   824
Jefferson            03/13/70         38   643
Lafayette            03/16/70         14    42
Lake                 03/13/70        400   545
Leon                 04/02/70        406   203
Levy                 03/20/70         11   150
Liberty              03/13/70         13   494
Madison              03/13/70         54   152
Marion               03/20/70        419   113
Orange               03/20/70       1927   853
Osceola              03/13/70        199   282
Pasco                03/13/70        487   207
Pinellas             03/23/70       3294   582
Polk                 03/27/70       1278     4
Seminole             03/20/70        771   384
Sumter               03/27/70        109     1
Suwanee              03/13/70         71    61
Taylor               03/16/70         79   282
Volusia              03/13/70       1183   353
Wakulla              03/24/70         23    36

SEVENTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1970

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              12/15/70        678    70
                     01/08/71        682  405B
Bay                  01/11/71        321   565
Brevard              10/30/91       3157  4030
Citrus               01/07/71        277   324
Columbia             12/16/70        266    25
                     01/07/71        266   351
Dixie                01/07/71         25   246
Flagler              10/30/91        456  1030
Franklin             12/15/70         98   171
                     01/18/71         98   472
Gadsden              01/07/71        128   705
Gilchrist            01/13/71         36     5
Gulf                 12/16/70         46   132
Hamilton             12/16/70         90   201
                     01/08/71         90   325
Hardee               12/16/70        106   109
                     01/07/71        107    15
Hernando             12/16/70        246   299
                     01/13/71        252   715
Highlands            01/11/71        372    79
Hillsborough         01/11/71       2261   308
Jefferson            12/16/70         41   467
Lafayette            01/06/71         16   144
Lake                 01/12/71        421   742
Leon                 01/14/71        449   244
Levy                 01/11/71         18    65
Liberty              12/16/70         14   535
Madison              01/07/71         56   911
Marion               01/11/71        449    33
Orange               01/11/71       2021    24
Osceola              01/29/71        212   353
Pasco                01/08/71        524    86
Pinellas             01/14/71       3467   449
Polk                 01/14/71       1331   880
Seminole             01/11/71        819   223
Sumter               01/11/71        115   308
Suwanee              12/17/70         77    82
Taylor               12/17/70         83    53
Volusia              01/11/71       1257   142
Wakulla              01/12/71         26   175

EIGHTEENTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1971

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              11/17/71        755   116
Bay                  11/09/71        351    33
Brevard              10/30/91       3157  4062
Citrus               11/16/71        296   490
Columbia             11/15/71        278   597
Dixie                11/09/71         31    23
Flagler              10/30/91        456  1062
Franklin             11/09/71        103   278
Gadsden              11/10/71        138   360
Gilchrist            11/16/71         39    92
Gulf                 11/11/71         49   107
Hamilton             11/09/71         93   538
Hardee               11/09/71        119    63
Hernando             11/17/71        280     1
Highlands            11/16/71        393   578
Hillsborough         11/17/71       2393   263
Jefferson            11/11/71         45   135
Lafayette            11/09/71         19    91
Lake                 11/16/71        447   834
Leon                 11/12/71        496   190
Levy                 11/16/71         26   748
Liberty              11/10/71         16   108
Madison              11/11/71         61   220
Marion               11/16/71        487   239
Orange               11/18/71       2144   179
Osceola              11/10/71        229   360
Pasco                11/12/71        569   344
Pinellas             11/09/71       3659   630
Polk                 11/16/71       1400     1
Seminole             11/16/71        892   460
Sumter               11/09/71        123   457
Suwanee              11/12/71         86    28
Taylor               11/09/71         87   706
Volusia              11/09/71       1352   118
Wakulla              11/16/71         30   218

NINETEENTH SUPPLEMENTAL INDENTURE DATED JUNE 1, 1971

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              07/31/72        797    81
Bay                  07/31/72        378   483
Brevard              10/30/91       3157  4079
Citrus               08/01/72        314   557
Columbia             07/31/72        290   418
Dixie                07/31/72         35    44
Flagler              10/30/91        456  1079
Franklin             07/31/72        107   442
Gadsden              07/31/72        147   296
Gilchrist            07/31/72         41   148
Gulf                 07/31/72         51   371
Hamilton             07/31/72         96   573
Hardee               07/31/72        130    35
Hernando             07/31/72        295   702
Highlands            07/31/72        409   578
Hillsborough         07/31/72       2518    15
Jefferson            07/31/72         48   389
Lafayette            08/04/72         22    70
Lake                 08/02/72        474   134
Leon                 08/02/72        537   763
Levy                 08/02/72         35     5
Liberty              08/03/72         17   319
Madison              08/03/72         65   120
Marion               08/02/72        521   427
Orange               08/03/72       2259   950
Osceola              08/02/72        245   626
Pasco                08/03/72        619   487
Pinellas             08/02/72       3846   454
Polk                 08/02/72       1467   276
Seminole             08/03/72        948  1035
Sumter               08/02/72        131   348
Suwanee              08/02/72         93   785
Taylor               08/03/72         92   198
Volusia              08/02/72       1456   420
Wakulla              08/03/72         33   147

TWENTIETH SUPPLEMENTAL INDENTURE  DATED NOVEMBER 1, 1972

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua               01/22/73       818   709
Bay                   01/22/73       400   226
Brevard               10/30/91      3157  4096
Citrus               01/22/73d       328   152
Columbia              01/22/73       298   244
Dixie                 01/22/73        38    92
Flagler               10/30/91       456  1096
Franklin              01/22/73       110   446
Gadsden               01/22/73       154   117
Gilchrist             01/22/73        42   685
Gulf                  01/22/73        52   813
Hamilton              01/22/73        99   270
Hardee                01/22/73       138    88
Herdando              01/22/73       306   325
Highlands             01/22/73       422     5
Hillsborough          01/22/73      2612   659
Jefferson             01/23/73        50   632
Lafayette             01/22/73        23   338
Lake                  01/22/73       492   696
Leon                  01/25/73       567   238
Levy                  01/22/73        40   755
Liberty               01/23/73        18    51
Madison               01/23/73        67   413
Marion                01/22/73       546   125
Orange                01/22/73      2345   569
Osceola               01/24/73       256   564
Pasco                 01/22/73       654   281
Pinellas              01/23/73      3980   788
Polk                  01/24/73      1514   854
Seminole              01/22/73       136   696
Sumter                01/22/73       136   696
Suwanee               01/22/73        98   583
Taylor                01/22/73        95    99
Volusia               01/22/73      1533   327
Wakulla               01/26/73        35   266

TWENTY-FIRST SUPPLEMENTAL INDENTURE  DATED JUNE 1, 1973

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              08/30/73        850   668
Bay                  08/30/73        431   401
Brevard              10/30/91       3157  4126
Citrus               08/31/73        349   609
Columbia             08/30/73        309   245
Dixie                08/30/73         41   473
Flagler              10/30/91        456  1126
Franklin             08/31/73        115   120
Gadsden              08/31/73        164    90
Gilchrist            08/31/73         45   387
Gulf                 09/04/73         54   736
Hamilton             09/04/73        104   250
Hardee               08/31/73        149   295
Herdando             08/31/73        321   479
Highlands            08/31/73        442   961
Hillsborough         08/31/73       2740   278
Jefferson            08/31/73         54   591
Lafayette            09/07/73         26    73
Lake                 08/31/73        520    70
Leon                 09/06/73        609   543
Levy                 09/05/73         50   741
Liberty              08/31/73         19   111
Madison              08/31/73         71    22
Marion               09/04/73        585   491
Orange               09/07/73       2448  1009
Osceola              09/06/73        272   204
Pasco                09/04/73        707   613
Pinellas             08/31/73       4073   767
Polk                 08/31/73       1550  1341
Seminole             09/04/73        993  0048
Sumter               08/31/73        144   265
Suwanee              09/04/73        106   192
Taylor               08/31/73         99   444
Volusia              08/31/73       1647   440
Wakulla              08/31/73         38   458

TWENTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1973

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              02/28/74        876    74
Bay                  02/28/74        457   572
Brevard              10/30/91       3157  4155
Citrus               03/18/74        365   200
Columbia             03/01/74        319   179
Dixie                02/28/74         44   149
Flagler              10/30/91        456  1155
Franklin             03/01/74        119    14
Gadsden              03/01/74        171   264
Gilchrist            02/28/74         48    25
Gulf                 03/01/74         56   427
Hamilton             03/01/74        109    89
Hardee               02/28/74        158   140
Herdando             02/28/74        333   455
Highlands            02/28/74        458   394
Hillsborough         02/28/74       2842   642
Jefferson            03/01/74         58     5
Lafayette            03/01/74         28    34
Lake                 03/04/74        540    77
Leon                 03/01/74        638   672
Levy                 02/28/74         57   769
Liberty              03/01/74         20    54
Madison              03/01/74         73   545
Marion               02/28/74        617    19
Orange               02/28/74       2504  1707
Osceola              03/01/74        284   344
Pasco                03/01/74        739  1360
Pinellas             02/28/74       4141  1397
Polk                 02/28/74       1578  1983
Seminole             03/04/74       1010  1601
Sumter               03/01/74        150   278
Suwanee              03/04/74        111   766
Taylor               03/04/74        102   694
Volusia              03/04/74       1712   645
Wakulla              03/05/74         40   626

TWENTY-THIRD SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1976

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              11/29/76       1035   716
Bay                  11/29/76        600   687
Brevard              10/30/91       3157  4184
Citrus               12/08/76        448   668
Columbia             12/03/76        370   898
Dixie                11/29/76         56   160
Flagler              10/30/91        456  1184
Franklin             11/29/76        136   420
Gadsden              12/06/76        219   533
Gilchrist            11/30/76         62   464
Gulf                 11/30/76         68   753
Hamilton             11/30/76        131   855
Hardee               11/29/76        212    10
Herdando             12/03/76        397   623
Highlands            11/29/76        535   951
Hillsborough         11/29/76       3181  1281
Jefferson            11/29/76         75   198
Lafayette            11/29/76         36   422
Lake                 12/06/76        620    66
Leon                 11/30/76        823   723
Levy                 11/29/76         98    32
Liberty              11/29/76         25   104
Madison              12/06/76         89   124
Marion               12/08/76        779   258
Orange               12/06/76       2745   889
Osceola              11/30/76        345   524
Pasco                12/03/76        867  1165
Pinellas             12/03/76       4484  1651
Polk                 11/29/76       1720  2000
Seminole             12/06/76       1105  1137
Sumter               11/30/76        181    97
Suwanee              11/29/76        146   437
Taylor               11/30/76        123   111
Volusia              12/06/76       1872  1438
Wakulla              12/07/76         53   837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1979

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              06/11/79       1212   956
Bay                  06/12/79        734   343
Brevard              10/30/91       3157  4212
Citrus               06/12/79        538  1687
Columbia             06/14/79        429   139
Dixie                06/12/79         68   122
Flagler              10/30/91        456  1212
Franklin             06/13/79        159   186
Gadsden              06/13/79        259   396
Gilchrist            06/12/79         77   260
Gulf                 06/14/79         78   174
Hamilton             06/12/79        142   859
Hardee               06/12/79        245   558
Herdando             06/12/79        443    17
Highlands            06/13/79        620    77
Hillsborough         06/12/79       3523  1162
Jefferson            06/13/79         93   685
Lafayette            06/13/79         44   496
Lake                 06/12/79        678   266
Leon                 06/15/79        931   526
Levy                 06/12/79        141   163
Liberty              06/13/79         30   394
Madison              06/13/79        108   655
Marion               06/13/79        976   451
Orange               06/13/79       3018   812
Osceola              06/12/79        438   115
Pasco                06/14/79       1013   126
Pinellas             06/12/79       4867   291
Polk                 06/12/79       1881  2012
Seminole             06/12/79       1228   606
Sumter               06/12/79        216   642
Suwanee              06/12/79        184   514
Taylor               06/13/79        145   686
Volusia              06/12/79       2082  1430
Wakulla              06/13/79         69   884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1980

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              07/25/80       1290   319
Bay                  07/25/80        794   596
Brevard              10/30/91       3157  4238
Citrus               07/28/80        560  2030
Columbia             07/24/80        451   126
Dixie                07/24/80         73   220
Flagler              10/30/91        456  1238
Franklin             07/28/80        169   589
Gadsden              07/25/80        275   649
Gilchrist            07/24/80         84   551
Gulf                 07/28/80         82   290
Hamilton             07/25/80        148   774
Hardee               07/25/80        257   823
Herdando             07/24/80        465   441
Highlands            07/29/80        658   523
Hillsborough         07/24/80       3684   411
Jefferson            07/25/80        101   387
Lafayette            07/24/80         47   586
Lake                 07/24/80        705   977
Leon                 07/25/80        966   426
Levy                 07/25/80        161   478
Liberty              07/25/80         32   981
Madison              07/28/80        117   572
Marion               07/28/80       1027  1141
Orange               07/25/80       3127  1401
Osceola              07/30/80        489   198
Pasco                07/25/80       1077  1362
Pinellas             06/24/80       5038  2013
Polk                 07/25/80       1956  1808
Seminole             07/28/80       1288  1105
Sumter               07/25/80        233   598
Suwanee              07/29/80        200   618
Taylor               07/28/80        156   740
Volusia              07/25/80       2185   587
Wakulla              07/28/80         76   879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1980

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              01/27/81       1326   527
Bay                  01/26/81        823   570
Brevard              10/30/91       3157  4267
Citrus               01/28/81        570  1391
Columbia             01/27/81        461   435
Dixie                01/23/81         75   785
Flagler              10/30/91        456  1267
Franklin             01/27/81        174   320
Gadsden              01/26/81        282   356
Gilchrist            01/23/81         87   484
Gulf                 01/26/81         84   307
Hamilton             01/26/81        151    44
Hardee               01/27/81        264   214
Herdando             01/26/81        476   916
Highlands            01/26/81        676    12
Hillsborough         01/26/81       3760  1223
Jefferson            01/26/81        104   658
Lafayette            01/27/81         49   175
Lake                 01/27/81        717  2439
Leon                 01/30/81        983  1982
Levy                 01/26/81        169   716
Liberty              01/26/81         33   875
Madison              01/27/81        121   535
Marion               01/26/81       1051    47
Orange               01/26/81       3167  2388
Osceola              01/28/81        512    78
Pasco                01/26/81       1108  1247
Pinellas             12/31/80       5128  1781
Polk                 01/27/81       1994   436
Seminole             01/27/81       1317   775
Sumter               01/26/81        241   211
Suwanee              01/27/81        209   696
Taylor               01/26/81        161   461
Volusia              01/26/81       2236  1396
Wakulla              01/26/81         79   837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 15, 1980

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              02/10/81       1328   880
Bay                  02/10/81        825   667
Brevard              10/30/91       3157  4295
Citrus               02/13/81        571  1236
Columbia             02/09/81        462   275
Dixie                02/09/81         76   147
Flagler              10/30/91        456  1295
Franklin             02/11/81        174   590
Gadsden              02/11/81        283   105
Gilchrist            02/13/81         88   100
Gulf                 02/17/81         84   561
Hamilton             02/11/81        151   256
Hardee               02/11/81        264   618
Herdando             02/10/81        477   904
Highlands            02/11/81        677   519
Hillsborough         02/10/81       3766    35
Jefferson            02/12/81        105   318
Lafayette            02/10/81         49   299
Lake                 02/10/81        718  2428
Leon                 02/18/81        985  1655
Levy                 02/12/81        170   567
Liberty              02/12/81         34    94
Madison              02/11/81        122    47
Marion               02/10/81       1052  1660
Orange               02/11/81       3171  1797
Osceola              02/13/81        514   336
Pasco                02/10/81       1111   307
Pinellas             02/10/81       5147   951
Polk                 02/11/81       1997   527
Seminole             02/11/81       1319  1660
Sumter               02/11/81        241   746
Suwanee              02/11/81        210   652
Taylor               02/11/81        161   793
Volusia              02/10/81       2241   333
Wakulla              02/11/81         80   188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1981

STATE OF FLORIDA

   County      Date of Recordation  Book  Page
------------   -------------------  ----  ----
Alachua              06/08/81       1351   161
Bay                  07/20/81        853   623
Brevard              10/30/91       3157  4321
Citrus               06/08/81        578   919
Columbia             06/08/81        469   507
Dixie                06/09/81         78   172
Flagler              10/30/91        456  1321
Franklin             06/10/81        178   166
Gadsden              06/08/81        286  1847
Gilchrist            06/05/81         90   526
Gulf                 06/09/81         85   881
Hamilton             06/08/81        152   776
Hardee               06/05/81        267   797
Herdando             06/05/81        484  1645
Highlands            06/05/81        689   338
Hillsborough         06/05/81       3814   700
Jefferson            06/09/81        107   352
Lafayette            06/05/81         50   758
Lake                 06/08/81        727   209
Leon                 06/08/81        996  1780
Levy                 06/08/81        176    81
Liberty              06/12/81         34   859
Madison              06/08/81        125   615
Marion               06/05/81       1068  1824
Orange               06/08/81       3199   783
Osceola              06/09/81        532     1
Pasco                06/05/81       1132  1007
Pinellas             06/05/81       5201  1902
Polk                 06/12/81       2022   642
Seminole             06/08/81       1340   894
Sumter               06/05/81        246   210
Suwanee              06/05/81        217   153
Taylor               06/09/81        165   536
Volusia              06/05/81       2272  1296
Wakulla              06/08/81         82   500

TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 1, 1982

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               10/06/82          1440      284
Bay                   10/08/82           912      523
Brevard               10/30/91          3157     4348
Citrus                10/07/82           604     1403
Columbia              10/06/82           498      260
Dixie                 10/07/82            85        2
Flagler               10/30/91           456     1348
Franklin              10/11/82           191      239
Gadsden               10/08/82           297      266
Gilchrist             10/07/82            98      657
Gulf                  10/07/82            91      125
Hamilton              10/06/82           159      396
Hardee                10/07/82           281      339
Herdando              10/06/82           510     1386
Highlands             10/08/82           733      571
Hillsborough          10/06/82          4009      985
Jefferson             10/08/82           115      766
Lafayette             10/06/82            55      163
Lake                  10/08/82           759      836
Leon                  10/07/82          1041       20
Levy                  10/06/82           198      511
Liberty               10/07/82            38      218
Madison               10/07/82           136      685
Marion                10/06/82          1128      717
Orange                10/07/82          3316      738
Osceola               10/11/82           606       68
Pasco                 10/06/82          1212     1279
Pinellas              10/07/82          5411     1407
Polk                  10/07/82          2110       93
Seminole              10/06/82          1416      535
Sumter                10/06/82           263      631
Suwanee               10/06/82           238      524
Taylor                10/07/82           178      879
Volusia               10/06/82          2391     1879
Wakulla               10/07/82            91      306

THIRTIETH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1982

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               12/02/82          1450       90
Bay                   12/06/82           916     1538
Brevard               10/30/91          3157     4364
Citrus                12/03/82           607     1034
Columbia              12/06/82           501      729
Dixie                 12/06/82            86       49
Flagler               10/30/91           456     1364
Franklin              12/07/82           192      448
Gadsden               12/06/82           298      608
Gilchrist             12/03/82           100       18
Gulf                  12/07/82            91      744
Hamilton              12/06/82           160      118
Hardee                12/08/82           283       11
Herdando              12/03/82           513      992
Highlands             12/07/82           738      221
Hillsborough          12/03/82          4033      293
Jefferson             12/06/82           117        9
Lafayette             12/06/82            55      444
Lake                  12/03/82           763       19
Leon                  12/07/82          1047      812
Levy                  12/06/82           201      136
Liberty               12/08/82            38      547
Madison               12/07/82           137      808
Marion                12/07/82          1135     1015
Orange                12/06/82          3330     2301
Osceola               12/09/82           615      721
Pasco                 12/06/82          1222     1592
Pinellas              11/23/82          5434      229
Polk                  12/08/82          2121      118
Seminole              12/06/82          1425     1476
Sumter                12/06/82           265      768
Suwanee               12/07/82           240      699
Taylor                12/06/82           180      189
Volusia               12/06/82          2406      460
Wakulla               12/06/82            92      272

THIRTY-FIRST SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1991

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               12/05/91          1836     2215
Bay                   12/04/91          1347     1335
Brevard               12/05/91          3165     1204
Citrus                12/04/91           917      725
Columbia              12/04/91           753     1847
Dixie                 12/09/91           156       90
Flagler               12/04/91           458     1266
Franklin              12/04/91           364       11
Gadsden               12/04/91           386     1240
Gilchrist             12/09/91           182      573
Gulf                  12/04/91           148       72
Hamilton              12/04/91           294      236
Hardee                12/04/91           420      322
Herdando              12/03/91           843     1139
Highlands             12/03/91          1161     1860
Hillsborough          12/04/91          6449     1412
Jefferson             12/04/91           225       39
Lafayette             12/05/91            87      430
Lake                  12/04/91          1138     1083
Leon                  12/04/91          1530      452
Levy                  12/05/91           446      454
Liberty               12/04/91            68      508
Madison               12/04/91           258      173
Marion                12/04/91          1787      161
Orange                12/06/91          4352       22
Osceola               12/05/91          1042      587
Pasco                 12/03/91          2071      503
Pinellas              11/13/91          7731      740
Polk                  12/06/91          3041     1252
Seminole              12/05/91          2364     1942
Sumter                12/03/91           443      254
Suwanee               12/05/91           423      515
Taylor                12/04/91           296      232
Volusia               12/09/91          3712      968
Wakulla               12/05/91           185      524

THIRTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               12/30/92          1888     2338
Bay                   12/30/92          1410       42
Brevard               12/29/92          3256     2503
Citrus                12/29/92           965      231
Columbia              12/30/92           769      532
Dixie                 12/30/92           165      484
Flagler               12/30/92           480      212
Franklin              12/30/92           399        1
Gadsden               12/30/92           399     1762
Gilchrist             12/30/92           194      693
Gulf                  01/06/93           157      343
Hamilton              12/29/92           314      215
Hardee                12/31/92           439      211
Herdando              12/29/92           894      688
Highlands             12/29/92          1200     1665
Hillsborough          12/30/92          6838      810
Jefferson             12/30/92           250      196
Lafayette             12/30/92            92      129
Lake                  12/30/92          1203      323
Leon                  01/07/93          1611     2296
Levy                  12/29/92           479      312
Liberty               12/30/92            73      427
Madison               12/30/92           292      205
Marion                12/29/92          1888     1815
Orange                12/30/92          4506     2985
Osceola               12/31/92          1102     2325
Pasco                 12/29/92          3101      950
Pinellas              12/15/92          8120     1705
Polk                  12/31/92          3185      899
Seminole              12/29/92          2525     1408
Sumter                12/29/92           471      468
Suwanee               12/29/92           449      469
Taylor                01/21/93           313      221
Volusia               12/30/92          3797     1647
Wakulla               12/31/92           204      765

THIRTY-THIRD SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               12/30/92          1888     2426
Bay                   12/30/92          1410      130
Brevard               12/29/92          3256     2592
Citrus                12/29/92           965      319
Columbia              12/30/92           769      622
Dixie                 12/30/92           165      572
Flagler               12/30/92           480      300
Franklin              12/30/92           399       89
Gadsden               12/30/92           399     1850
Gilchrist             12/30/92           195        1
Gulf                  01/06/93           157      431
Hamilton              12/29/92           315        1
Hardee                12/31/92           439      299
Herdando              12/29/92           894      776
Highlands             12/29/92          1200     1754
Hillsborough          12/30/92          6838      898
Jefferson             12/30/92           250      285
Lafayette             12/30/92            92      217
Lake                  12/30/92          1203      411
Leon                  01/07/93          1611     2384
Levy                  12/29/92           479      400
Liberty               12/30/92            73      515
Madison               12/30/92           292      293
Marion                12/29/92          1888     1903
Orange                12/30/92          4506     3073
Osceola               12/31/92          1102     2413
Pasco                 12/29/92          3101     1038
Pinellas              12/15/92          8120     1795
Polk                  12/31/92          3185      987
Seminole              12/29/92          2525     1496
Sumter                12/29/92           471      556
Suwanee               12/29/92           449      595
Taylor                01/21/93           313      309
Volusia               12/30/92          3797     1735
Wakulla               12/31/92           204      853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1993

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               02/23/93          1895     1712
Bay                   02/22/93          1418     1202
Brevard               02/22/93          3268     4928
Citrus                03/03/93           972     1372
Columbia              02/23/93           771     1030
Dixie                 02/23/93           166      771
Flagler               02/23/93           483       86
Franklin              02/23/93           404      209
Gadsden               02/22/93           402      153
Gilchrist             02/22/93           196      612
Gulf                  02/22/93           158      636
Hamilton              02/22/93           317       37
Hardee                02/26/93           442       29
Herdando              02/22/93           901     1009
Highlands             02/23/93          1206     1393
Hillsborough          02/23/93          6891      182
Jefferson             02/23/93           254      267
Lafayette             02/22/93            92      788
Lake                  02/22/93          1211     1060
Leon                  02/23/93          1621       51
Levy                  02/22/93           484      459
Liberty               02/22/93            74      366
Madison               02/22/93           297       50
Marion                03/01/93          1902     1706
Orange                03/01/93          4527     4174
Osceola               02/23/93          1111     2070
Pasco                 03/01/93          3118     1205
Pinellas              02/09/93          8173      382
Polk                  02/22/93          3203     2186
Seminole              02/22/93          2547      765
Sumter                02/22/93           475      750
Suwanee               02/23/93           454       51
Taylor                02/25/93           314      853
Volusia               02/23/93          3808     3551
Wakulla               02/23/93           207      396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE DATED MARCH 1, 1993

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               03/22/93          1898     2769
Bay                   03/23/93          1423      659
Brevard               03/22/93          3275     3473
Citrus                03/22/93           975        1
Columbia              03/24/93           772     1536
Dixie                 03/23/93           167      499
Flagler               03/23/93           484     1113
Franklin              03/22/93           407       47
Gadsden               03/22/93           403       66
Gilchrist             03/22/93           197      704
Gulf                  03/22/93           159      388
Hamilton              03/22/93           320        1
Hardee                03/22/93           443      137
Herdando              03/22/93           905      480
Highlands             03/22/93          1210       47
Hillsborough          03/22/93          6917      972
Jefferson             03/24/93           257       40
Lafayette             03/23/93            93      218
Lake                  03/23/93          1216     1165
Leon                  03/23/93          1626     1941
Levy                  03/23/93           487      375
Liberty               03/22/93            74      627
Madison               03/22/93           299      211
Marion                03/22/93          1910      738
Orange                03/23/93          4539     2634
Osceola               03/25/93          1115     2511
Pasco                 03/22/93          3129      149
Pinellas              03/10/93          8200     2030
Polk                  03/22/93          3214     1331
Seminole              03/22/93          2559     1330
Sumter                03/22/93           478      191
Suwanee               03/24/93           456       58
Taylor                03/26/93           316      580
Volusia               03/23/93          3814     4453
Wakulla               03/22/93           208      563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1993

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               08/06/93          1919     2335
Bay                   08/09/93          1447     1661
Brevard               08/05/93          3312     2304
Citrus                08/06/93           994      111
Columbia              08/09/93           778      736
Dixie                 08/10/93           171      595
Flagler               08/06/93           493      183
Franklin              08/16/93           423       78
Gadsden               08/06/93           407     1440
Gilchrist             08/06/93           202      372
Gulf                  08/06/93           162      831
Hamilton              08/06/93           326      301
Hardee                08/06/93           450      623
Herdando              08/09/93           925     1936
Highlands             08/06/93          1225     1608
Hillsborough          08/05/93          7071      222
Jefferson             08/10/93           266      252
Lafayette             08/09/93            95      394
Lake                  08/06/93          1241      430
Leon                  08/09/93          1660     1955
Levy                  08/06/93           500      395
Liberty               08/06/93            76      362
Madison               08/06/93           312       20
Marion                08/06/93          1948     1022
Orange                08/09/93          4602      366
Osceola               08/06/93          1138      832
Pasco                 08/05/93          3182      104
Pinellas              07/20/93          8342      522
Polk                  08/05/93          3268     1251
Seminole              08/09/93          2627      330
Sumter                08/05/93           489      700
Suwanee               08/09/93           467      488
Taylor                08/06/93           323      490
Volusia               08/06/93          3848     2752
Wakulla               08/06/93           217      104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1993

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               12/29/93          1942     1768
Bay                   12/29/93          1473     1090
Brevard               12/28/93          3353     2186
Citrus                12/29/93          1013     1791
Columbia              12/30/93           784     1174
Dixie                 01/04/94           175      744
Flagler               12/30/93           503      269
Franklin              12/30/93           437       69
Gadsden               12/29/93           412     1638
Gilchrist             01/03/94           207      597
Gulf                  12/29/93           166      710
Hamilton              12/29/93           334       78
Hardee                12/28/93           458      139
Herdando              12/30/93           947     1037
Highlands             12/29/93          1241     1888
Hillsborough          12/29/93          7235     1829
Jefferson             12/30/93           276      231
Lafayette             12/29/93            97      746
Lake                  12/29/93          1267     2229
Leon                  12/29/93          1698     1017
Levy                  12/30/93           512      733
Liberty               12/29/93            78      291
Madison               12/29/93           324      302
Marion                12/29/93          1990     1962
Orange                12/29/93          4675     2208
Osceola               12/30/93          1163     2641
Pasco                 12/29/93          3239      112
Pinellas              12/15/93          8502     2162
Polk                  12/28/93          3327      562
Seminole              12/28/93          2703      466
Sumter                12/28/93           502     167*
Suwanee               12/29/93           478      324
Taylor                12/29/93           330      533
Volusia               12/29/93          3885     2736
Wakulla               12/30/93           224      727

-------------------
* Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 25, 1994

STATE OF FLORIDA

   County       Date of Recordation     Book     Page
------------    -------------------     ----     ----
Alachua               08/08/94          1975     2678
Bay                   08/08/94          1516      432
Brevard               08/08/94          3412     3309
Citrus                08/08/94          1044     2108
Columbia              08/08/94           794      188
Dixie                 08/11/94           183        3
Flagler               08/08/94           516     1458
Franklin              08/10/94           465       42
Gadsden               08/09/94           422      570
Gilchrist             08/10/94           216      477
Gulf                  08/08/94           172      664
Hamilton              08/08/94           347      189
Hardee                08/08/94           471      495
Herdando              09/06/94           983      887
Highlands             08/08/94          1267      791
Hillsborough          08/10/94          7485      745
Jefferson             08/09/94           298       22
Lafayette             08/09/94           101      626
Lake                  08/09/94          1311     1274
Leon                  08/08/94          1754      594
Levy                  08/08/94           533       45
Liberty               08/09/94            81      566
Madison               08/08/94           348      172
Marion                08/10/94          2060     1272
Orange                08/09/94          4779     4850
Osceola               08/08/94          1205     1060
Pasco                 08/08/94          3326     1162
Pinellas              07/25/94          8734     1574
Polk                  08/08/94          3423     2168
Seminole              08/08/94          2809      131
Sumter                08/08/94           524      256
Suwanee               08/08/94           500      170
Taylor                08/09/94           342      576
Volusia               08/11/94          3942     4371
Wakulla               08/10/94           239      322

THIRTY-NINTH SUPPLEMENTAL INDENTURE DATED JULY 1, 2001

STATE OF FLORIDA

   COUNTY       DATE OF RECORDATION     BOOK     PAGE
------------    -------------------     -----    ----
Alachua               7/16/01            2371    1703
Bay                   7/24/01            2052     225
Brevard               7/24/01            4387     206
Citrus                7/16/01            1440     322
Columbia              7/24/01             931    1741
Dixie                 7/23/01             262       1
Flagler               7/24/01             758     320
Franklin              7/26/01             671     542
Gadsden               7/23/01             529     134
Gilcrest              7/23/01            2001    3068
Gulf                  7/24/01             262     872
Hamilton              7/23/01             504      59
Hardee                7/23/01             614     764
Hernando              7/16/01            1437     619
Highlands             7/16/01            1556    1380
Hillsborough          7/23/01           10952    1626
Jefferson             7/23/01             471     268
Lafayette             7/23/01             169     348
Lake                  7/16/01            1974    2275
Leon                  7/23/01            2530      74
Levy                  7/23/01             752     726
Liberty               7/23/01             124     311
Madison               7/24/01             587      48
Manatee               7/23/01            1692    6974
Marion                7/16/01            2987    1131
Orange                7/16/01            6302    3365
Osceola               7/16/01            1902    1112
Pasco                 7/16/01            4667      77
Pinellas              7/13/01           11475    2488
Polk                  7/16/01            4751       1
Seminole              7/16/01            4128     170
Sumter                7/16/01             894      40
Suwannee              7/23/01             877      77
Taylor                7/23/01             464     215
Volusia               7/17/01            4714    4356
Wakulla               7/23/01             414     599

FORTIETH SUPPLEMENTAL INDENTURE DATED JULY 1, 2002

STATE OF FLORIDA

   COUNTY       DATE OF RECORDATION     BOOK                       PAGE
------------    -------------------     -----                      ----
Alachua               7/19/02            2486                        439
Bay                   7/19/02            2164                        520
Brevard               7/01/01            4641                       2591
Citrus                7/19/02            1521                          2
Columbia              7/19/02             958                        500
Dixie                 7/19/02             277                          1
Flagler               7/24/02             838                        776
Franklin              7/24/02             706                         23
Gadsden               7/19/02             548                        415
Gilchrist*            7/19/02           Instrument Number 2002      3363
Gulf                  7/19/02             285                        369
Hamilton              7/19/02             530                        143
Hardee                7/19/02             630                        147
Hernando              7/19/02            1552                        745
Highlands             7/19/02            1616                       1919
Hillsborough          7/19/02           11790                       0680
Jefferson             7/22/02            0492                       0001
Lafayette             7/19/02             181                        406
Lake                  7/22/02           02145                       1576
Leon                  7/19/02           R2697                      01718
Levy                  7/19/02             795                        531
Liberty               7/19/02             131                        454
Madison               7/19/02             627                        171
Manatee               7/19/02            1759                        970
Marion                7/19/02            3203                       0458
Orange                7/23/02            6573                       5463
Osceola               7/22/02            2082                       1419
Pasco                 7/19/02            5012                       1362
Pinellas              7/26/02           12128                       1700
Polk                  7/19/02            5064                       0027
Seminole              7/23/02            4468                       0429
Sumter                7/19/02             988                        512
Suwannee              7/19/02             948                          7
Taylor                7/19/02             484                        562
Volusia               7/19/02            4898                       2002
Wakulla               7/22/02             450                        344

-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 2003

STATE OF FLORIDA

   COUNTY       DATE OF RECORDATION     BOOK                       PAGE
------------    -------------------     -----                      ----
Alachua               3/10/03            2620                      1182
Bay                   3/20/03            2252                      1616
Brevard               3/10/03            4845                       847
Citrus                3/10/03            1580                       537
Columbia              3/10/03             976                      2505
Dixie                 3/10/03             285                       654
Flagler               3/10/03             905                      1523
Franklin              3/12/03             729                       424
Gadsden               3/10/03             561                      1091
Gilchrist*            3/10/03           Instrument Number 2003     1224
Gulf                  3/10/03             301                       432
Hamilton              3/10/03             543                       358
Hardee                3/10/03             640                       218
Hernando               3/7/03            1636                       204
Highlands             3/10/03            1660                       726
Hillsborough          3/10/03           12427                      1748
Jefferson             3/10/03             507                        98
Lafayette             3/10/03             189                       107
Lake                  3/10/03            2276                      2224
Leon                  3/11/03            2827                        95
Levy                  3/10/03             826                       208
Liberty               3/11/03             136                       479
Madison                3/9/03             653                        69
Manatee                3/7/03            1809                      6624
Marion                3/10/03            3363                      1414
Orange                3/10/03            6820                        89
Osceola               3/10/03            2208                      1762
Pasco                  3/7/03            5267                       216
Pinellas               3/6/03           12582                      1011
Polk                   3/6/03            5289                      1762
Seminole              3/10/03            4745                       970
Sumter                 3/7/03            1052                         4
Suwannee              3/10/03             995                        83
Taylor                3/10/03             497                       542
Volusia               3/10/03            5033                      4056
Wakulla               3/10/03             478                        79

-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SECOND SUPPLEMENTAL INDENTURE DATED APRIL 1, 2003

STATE OF FLORIDA

   COUNTY       DATE OF RECORDATION      BOOK                       PAGE
------------    -------------------     -----                      ------
Alachua              05/27/2003          2676                         753
Bay                  05/27/2003          2283                         585
Brevard              06/06/2003          4935                         345
Citrus               05/23/2003          1604                         305
Columbia             05/23/2003           984                          87
Dixie                05/23/2003           289                         447
Flagler              05/27/2003           935                         151
Franklin             05/27/2003           739                         166
Gadsden              05/23/2003           566                         840
Gilchrist*           05/23/2003         Instrument Number 2003     002716
Gulf                 05/27/2003           307                         784
Hamilton             05/23/2003           549                           1
Hardee               05/28/2003           644                         670
Hernando             05/23/2003          1671                        1084
Highlands            05/23/2003          1676                        1168
Hillsborough         05/28/2003         12682                         320
Jefferson            05/23/2003           512                         367
Lafayette            05/23/2003           191                         373
Lake                 05/22/2003          2324                        1507
Leon                 05/28/2003          2874                        1027
Levy                 05/27/2003           837                          42
Liberty              05/27/2003           138                         218
Madison              05/23/2003           664                         225
Manatee              05/28/2003          1831                        1979
Marion               05/30/2003          3426                        1046
Orange               05/23/2003          6925                        2125
Osceola              05/22/2003          2256                        2207
Pasco                05/23/2003          5370                        1906
Pinellas             05/23/2003         12767                        1631
Polk                 05/23/2003          5372                        1233
Seminole             05/30/2003          4843                        1879
Sumter               05/30/2003          1076                         307
Suwannee             05/23/2003          1013                         263
Taylor               05/28/2003           502                         773
Volusia              06/02/2003          5084                        4311
Wakulla              05/23/2003           488                         388

-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

                                    EXHIBIT B

                              PROPERTY DESCRIPTIONS

                               [ATTACHED HERETO]

                     43rd Supplemental Indenture - Exhibit B
                        April 1, 2003 - November 1, 2003

TYPE*            GRANTOR                 COUNTY/STATE     REC DATE     BOOK     PAGE                       NOTES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        EASTERLY 85' OF LOTS 12 AND 13, BLK 59,
D      FLORIDA POWER CORPORATION         HIGHLANDS (FL)   11-Apr-03     1667     770    TRANSCRIPT BOOK, PG 6

                                                                                        LOTS 5 & 6, BLOCK 40, REVISED MAP OF CITY OF
                                                                                        ST. PETERSBURG, PB 1/49, HILLSBOROUGH
                                                                                        COUNTY, OF WHICH COUNTY PINELLAS WAS
D      FLORIDA POWER CORPORATION         PINELLAS (FL)    29-Jul-03    12938    2239    FORMERLY A PART

                                                                                        MAINTAINING AN ACCESS ROAD; CORECTS ERRORS
                                                                                        IN THE LEGAL DESCRIPTION, THIS CORRECTIVE
                                                                                        ACCESS EASEMENT REPLACES AND SUPERCEDES THE
EA     FLORIDA POWER CORPORATION         LAKE (FL)        09-Apr-03     2294    1213    ERRONEOUS ACCESS EASEMENT

                                                                                        MAINTAINING AN ACESS ROAD; CORECTS ERRORS IN
                                                                                        THE LEGAL DESCRIPTION, THIS CORRECTIVE
                                                                                        ACCESS EASEMENT REPLACES AND SUPERCEDES THE
EA     FLORIDA POWER CORPORATION         LAKE (FL)        09-Apr-03     2294    1213    ERRONEOUS ASSESS EASEMENT

                                                                                        FOR THE PURPOSE OF CONSTRUCTING AND
                                                                                        MAINTAINING AN ACESS ROAD, CORRECTS ERRORS
                                                                                        IN THE LEGAL DESCRIPTION, THIS CORRECTIVE
                                                                                        EASEMENT REPLACES AND SUPERCEDES THE
EA     FLORIDA POWER CORPORATION         LAKE (FL)        09-Apr-03     2294    1206    ERRONEOUS EASEMENT

                                                                                        FOR THE PURPOSE OF CONSTRUCTING AND
                                                                                        MAINTAINING AN ACCESS ROAD, CORRECTS ERRORS
                                                                                        IN THE LEGAL DESCRIPTION, THIS CORRECTIVE
                                                                                        EASEMENT REPLACES AND SUPERCEDES THE
EA     FLORIDA POWER CORPORATION         LAKE (FL)        09-Apr-03     2294    1206    ERRONEOUS EASEMENT

       ST. JOE TIMBERLAND COMPANY OF
       DELAWARE, LLC, A DELAWARE                                                        ACCESS EASEMENT FROM STATE ROAD 22 TO PEF'S
EA     LIMITED LIABILITY COMPANY         BAY (FL)         20-May-03     2280    1438    EXISTING 175' ROW

EA     PROGRESS ENERGY FLORIDA, INC.     BAY (FL)         21-Jul-03     2310     891    A 40' WIDE ACCESS EASEMENT ACROSS PEF'S ROW

TR     LONGREEN FARM, INC.               MARION (FL)      02-Apr-03     3383     117    THE W 669.01' OF NW 1/4 OF NW 1/4

TR     LONGREEN FARM, INC.               MARION (FL)      02-Apr-03     3383     119    THE W 549.14' OF NW 1/4 OF NW 1/4

                                                                                        THROUGH A PORTION OF LOT 16, LES CHATEAU
TR     MONAHAN, BETTY JEAN, TRUST        LAKE (FL)        07-Apr-03     2292     466    VILLA, MOBILE HOME PARK

       MONAHAN, PHILIP, AKA W. P.                                                       THROUGH A PORTION OF LOT 17, LES CHATEAU
TR     MONAHAN AND BETTY MONAHAN         LAKE (FL)        07-Apr-03     2292     462    VILLA, MOBILE HOME PARK

                                                                                        THROUGH A PORTION OF TRACT B MAGNOLIA RIDGE
TR     VAL COURSEY HOMES, INC.           LAKE (FL)        07-Apr-03     2292     458    SUBDIV., PB 41, PGS 69-71

       VCH CITRUS, A GENERAL
       PARTNERSHIP; V. C.                                                               BEGIN AT THE INTERSECTION OF SR 663 AND THE
TR     HOLLINGSWORTH, JR., PARTNER       HARDEE (FL)      09-Apr-03      641    1046    N BOUNDARY OF S 1/2 OF THE NW 1/4 OF NE 1/4

TR     REVELL JR., F. L.                 HARDEE (FL)      09-Apr-03      641    1034    BEGIN AT THE NE CORNER OF NW 1/4 OF NW 1/4

D = Deed; TR = Transmission Easement; EA = Easement                     Page B-1

                     43rd Supplemental Indenture - Exhibit B
                        April 1, 2003 - November 1, 2003

TYPE*            GRANTOR                 COUNTY/STATE     REC DATE      BOOK    PAGE                       NOTES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        BEGIN AT THE INTERSECTION OF THE N BOUNDARY
TR     GAUSE, BETTY MOSLEY, WIDOW        HARDEE (FL)      09-Apr-03      641    1038    OF THE NE 1/4

       THOMPSON - DAVIS GROVES, A
       GENERAL PARTNERSHIP; WILLIAM                                                     BEGIN AT THE INTERSECTION OF SR 663 AND THE
TR     J. THOMPSON, PARTNER              HARDEE (FL)      09-Apr-03      641    1042    N BOUNDARY OF NE 1/4

                                                                                        ALL OF LOTS 1 AND 2, BLK 117, WEST
TR     THOMAS, DOUGLAS A.                VOLUSIA (FL)     09-Apr-03     5050    3683    HIGHLANDS, MB 21/173-178

TR     COTTON, ELOUISE; OSCAR WILDER     SEMINOLE (FL)    15-Apr-03     4781     801    LOT 3, BLOCK A, HARMONY HOMES SUBDIVISION

                                                                                        BEGIN AT THE INTERSECTION OF SR 663 AND THE
       CARLTON III, DOYLE E., AND                                                       N BOUNDARY OF S 1/2 OF SW 1/4 OF NW 1/4 OF
TR     DEBRA H. CARLTON                  HARDEE (FL)      17-Apr-03      642     263    SE 1/4

       CARLTON III, DOYLE E., AND                                                       BEGIN AT THE INTERSECTION OF SR 663 & N
TR     DEBRA H. CARLTON                  HARDEE (FL)      17-Apr-03      642     271    BOUNDARY OF THE W 1/2 OF NE 1/4.

                                                                                        BEGIN AT THE INTERSECTION WITH THES BOUNDARY
                                                                                        OF THE SE 1/4 AND THE W ROW OF CR 661
TR     DURANDO, JANE CARLTON             HARDEE (FL)      17-Apr-03      642     259    (MOSLEY)

       HORSE CREEK PARTNERSHIP, A                                                       BEGIN AT THE INTERSECTION OF THE S BOUNDARY
TR     FLORIDA GENERAL PARTNERSHIP       HARDEE (FL)      17-Apr-03      642     267    OF THE SE 1/4 AND THE W ROW OF CSXT RR

       BANK OF AMERICA, NA, A NATIONAL
       BANKING ASSOCIATION, FKA
TR     BARNETT BANK OF MAROIN COUNTY     MARION (FL)      21-Apr-03     3396     751    COMMENCE AT THE SE CORNER

                                                                                        COMMENCE AT THE INTERSECTION OF THE N LINE
TR     HAWTHORNE, DIMPLE W.              LAKE (FL)        25-Apr-03     2305    1996    OF THE NE 1/4 AND THE CENTERLINE OF SR 500

       WARD, ROBERT CARLTON (46.64%);
       ROBERT CARLTON WARD AS TRUSTEE
       OF THE ROBERT CARLTON WARD
       FAMILY TRUST (13.6%); ANN D.
       WARD (6.69%); MARY N. WARD                                                       BEGIN AT THE INTERSECTION OF SR 663 AND THE
TR     (33.32%)                          HARDEE (FL)      28-Apr-03      642     928    N BOUNDARY OF EAST 1/2 OF SEC 33

       HORSE CREEK PARTNERSHIP, A                                                       BEGIN AT THE SE CORNER OF THE NE 1/4 OF THE
TR     FLORIDA PARTNERSHIP               HARDEE (FL)      28-Apr-03      642     935    NE 1/4

                                                                                        BEGIN AT THE NW CORNER OF THE S 1/2 OF THE
TR     DURANDO, JANE CARLTON             HARDEE (FL)      28-Apr-03      642     940    NW 1/4

                                                                                        BEGIN AT THE INTERSECTION OF THE N BOUNDARY
TR     SANNELLA, NICHOLAS A.             HARDEE (FL)      20-May-03      644     171    OF THE S 1150' OF THE E 1/2 OF SEC 16

                                                                                        BEGIN AT THE INTERSECTION OF THE N BOUNDARY
TR     SANNELLA, NICHOLAS A.             HARDEE (FL)      20-May-03      644     167    OF THE SE 1/4 OF SEC 16

       TAVARES ASSOCIATES, LTD; BY                                                      COMMENCE AT THE INTERSECTION OF THE W LINE
TR     OYSTER MANAGEMENT GP, LLC         LAKE (FL)        21-May-03     2323    1610    OF THE SW 1/4 OF SEC 21

D = Deed; TR = Transmission Easement; EA = Easement                     Page B-2

                     43rd Supplemental Indenture - Exhibit B
                        April 1, 2003 - November 1, 2003

TYPE*            GRANTOR                 COUNTY/STATE     REC DATE     BOOK     PAGE                       NOTES
------------------------------------------------------------------------------------------------------------------------------------
       TAVARES ASSOCIATES, LTD; BY                                                      COMMENCE AT THE INTERSECTION OF THE W LINE
TR     OYSTER MANAGEMENT GP, LLC         LAKE (FL)        21-May-03     2323    1605    OF THE SW 1/4 OF SEC 21

TR     FORTY ONE ASSOCIATES LC           MARION (FL)      22-May-03     3422    1638    COMMENCE AT THE SE CORNER OF SEC 26

       FOUNDATION ACADEMY OF WINTER
TR     GARDEN, INC.                      ORANGE (FL)      29-May-03     6931      67    PORTION OF SEC 9 IN NW 1/4 OF THE NE 1/4

                                                                                        THE S 10' OF THE NE 1/4 OF THE NE 1/4 OF
TR     SANAVAR CORPORATION               POLK (FL)        10-Jun-03     5391    2153    SEC 3

                                                                                        COMMENCE AT THE INTERSECTION OF THE N LINE
TR     LAKE COUNTY SCHOOL BOARD          LAKE (FL)        12-Jun-03     2338      53    OF THE NE 1/4 OF SEC 29

                                                                                        W 3/4 OF S 1/2 OF NE 1/4 OF NE 1/4 &
                                                                                        COMMENCE AT SE CORNER OF E 1/2 OF E 1/2 OF
TR     ALBRITTON, ALBERT MURRAY          HARDEE (FL)      01-Jul-03      646     375    NE 1/4 OF NE 1/4

       MCMILLAN, MARSHA S. LONAS, AND
TR     GARY R. MCMILLAN                  HARDEE (FL)      01-Jul-03      646     378    W 1/2 OF NW 1/4 OF NE 1/4 OF NE 1/4

                                                                                        THE S 10' OF THE W 68' OF THE S 200' OF
TR     AGNER, SHARON LYNNE               PINELLAS (FL)    07-Jul-03    12874    1643    BLOCK 146, SUTHERLAND

       AGNER, JOSEPHINE AND SHARON                                                      THE S 10' OF THE W 182' OF THE S 200' OF
TR     LYNNE AGNER                       PINELLAS (FL)    07-Jul-03    12874    1671    BLOCK 146, SUTHERLAND

       CHURCH OF GOD, INC. AND THE
       COVENANT CHRISTIAN CHURCH AS                                                     SE 1/4 OF NW 1/4 OF NW 1/4 OF SECTION 15,
D      TRUSTEES                          PASCO (FL)        23-Jul-03    5458    1451    TNSHP 26S, RANGE 20E

                                                                                        THE S 40' OF THE N 50' OF 67TH AVENUE; THAT
       ROSS, CHARLES M. B.; BARCLAY                                                     CERTAIN PARCEL OF LAND INCLUDING A PORTION
TR     PROPERTIES, INC.                  PINELLAS (FL)    28-Jul-03    12933     213    OF FARM 11, AND A PORTION OF 53RD WAY N

TR     ZELLWIN FARMS, INC.               LAKE (FL)        21-Aug-03     2388    2186    A PARCEL IN NE 1/4 OF SE 1/4

TR     WACHOVIA BANK                     LAKE (FL)        21-Aug-03     2388    2174    PART OF SE 1/4

TR     ALYSHA ENTERPRISES, INC.          LAKE (FL)        21-Aug-03     2388    2178    A STRIP OF LAND SITUATED IN THE SE 1/4

TR     ALYSHA ENTERPRISES, INC.          LAKE (FL)        21-Aug-03     2388    2182    A STRIP OF LAND SITUATED IN THE SE 1/4

                                                                                        PARCEL OF LAND IN NE 1/4 SECTION 19, TNSHP
                                                                                        23 S, RANGE 31 E & NW 1/4 SECTION 20, TNSHP
D      CROWN TREE ASSOCIATES, LLC        ORANGE (FL)      22-Aug.03     7063    4053    23 S, RANGE 31 E

                                                                                        PORTION OF SE 1/4 SECTION 18, TNSHP 23S,
                                                                                        RANGE 31 E & PORTION OF NE 1/4 SECTION 19,
D      FLORIDA POWER CORPORATION         ORANGE (FL)      22-Aug.03     7063    4058    TNSHP23S, RANGE 31 E.

                                                                                        PARCEL OF LAND IN NW 1/4 SECTION 20, TNSHP
TR     CROWN TREE ASSOCIATES, LLC        ORANGE (FL)      22-Aug.03     7063    4061    23S, RANGE 31 E

D = Deed; TR = Transmission Easement; EA = Easement                     Page B-3

                     43rd Supplemental Indenture - Exhibit B
                        April 1, 2003 - November 1, 2003

TYPE*            GRANTOR                 COUNTY/STATE     REC DATE      BOOK    PAGE                       NOTES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        PARCEL OF LAND IN NE 1/4 SECTION 19, TNSHP
EA     CROWN TREE ASSOCIATES, LLC        ORANGE (FL)      22-Aug.03     7063    4067    23S, RANGE 31 E

                                                                                        PARCEL OF LAND IN NW 1/4 SECTION 20, TNSHP
EA     RALPH FISCH, TRUSTEE              ORANGE (FL)      22-Aug.03     7063    4076    23S, RANGE 31E

                                                `                                       THE W 10' OF LOT 36, SUWANNEE RIVER
TR     MCCARTHY, RONALD C.               DIXIE (FL)       02-Sep-03      294     621    HIGHLANDS, PB 1/78

TR     HENSON, RICHARD E.                DIXIE (FL)       02-Sep-03      294     625    PART OF SW 1/4 OF SW 1/4

       BLOODWORTH, EULA AND JO ANN
TR     SUGGS                             DIXIE (FL)       02-Sep-03      294     629    PART OF NW 1/4 OF SW 1/4

TR     SUGGS, JO ANN                     DIXIE (FL)       02-Sep-03      294     633    PART OF NW 1/4 OF SW 1/4

       BLYDENBURGH, HAROLD E., AND
TR     JANET N. BLYDENBURGH              DIXIE (FL)       02-Sep-03      294     637    PART OF NW 1/4 OF SW 1/4

TR     STONER, BARBARA E.                DIXIE (FL)       02-Sep-03      294     641    PART OF NW 1/4 OF SW 1/4

       HALL, PAUL A., AND JUDITH F.                                                     S 1/2 OF GOV'T LOTS 5 & 6 & N 420' LOT 7
TR     HALL                              DIXIE (FL)       20-Oct-03      297     451    LYING E OF SR 349

       NOLF, KENNETH ALLEN AND SARA
TR     NOLF                              DIXIE (FL)       20-Oct-03      297     458    NW 1/4

       CHARBONNEAU, DORIAN AND JOAN E.                                                  THE W 10' OF LOT 44, OLD TOWN FOREST, PB
TR     CHARBONNEAU                       DIXIE (FL)       20-Oct-03      297     454    1/161

                                                                                        THE W 10' OF LOT 35, SUWANNEE RIVER
TR     BOUSQUET, WAYNE P.                DIXIE (FL)       20-Oct-03      297     462    HIGHLANDS, PB 1/78

                                                                                        THE W 10' OF LOT 21, OLD TOWN FOREST, PB
TR     THARP, JIMMIE AND BONNIE THARP    DIXIE (FL)       24-Oct-03      297     640    1/161

                                                                                        THE W 10' OF LOT 49, OLD TOWN FOREST, PB
TR     WALSH, TERRY L.                   DIXIE (FL)       24-Oct-03      297     636    1/161

       BURY, FRANCIS W., AND EVELYN                                                     THE W 10' OF LOT 18, OLD TOWN FOREST, PB
TR     PEARL BURY                        DIXIE (FL)       24-Oct-03      297     632    1/161

                                                                                        THE W 10' OF LOT 13, SAM SWETT SUBDIV., UNIT
TR     PENTZ, BILL AKA BILLY M. PENTZ    DIXIE (FL)       24-Oct-03      297     628    1, PB 1/133

                                                                                        THE W 10' OF LOT 43 & 44, SUWANNEE RIVER
TR     MORRELL, DANNY                    DIXIE (FL)       24-Oct-03      297     624    HIGHLANDS, PB 1/78

                                                                                        THE W 10' OF LANDS DESCRIBED IN BK 84/557 &
                                                                                        BK 169/688; BEGIN AT THE SW CORNER OF
                                                                                        DESCRIBED LANDS; PART OF THE W 1/2 OF THE
TR     ANDERSON, PATRICIA B.             DIXIE (FL)       24-Oct-03      297     620    SW 1/4

                                                                                        THE W 10' OF LOTS 47 AND 48, OLD TOWN
TR     TREHY, THOMAS AND CHRISTA TREHY   DIXIE (FL)       24-Oct-03      297     616    FOREST, PB 1/161

                                                                                        THE SW 1/4 OF THE SW 1/4 OF SECTION 25; THE
TR     HARPER, JACK AND PATTY HARPER     DIXIE (FL)       24-Oct-03      297     612    W 10' OF LAND DESCRIBED IN BK 207/259

D = Deed; TR = Transmission Easement; EA = Easement                     Page B-4

                     43rd Supplemental Indenture - Exhibit B
                        April 1, 2003 - November 1, 2003

TYPE*            GRANTOR                 COUNTY/STATE     REC DATE      BOOK    PAGE                       NOTES
------------------------------------------------------------------------------------------------------------------------------------
       ANDERSON II, FRANK L.; ROBERT                                                    THE NW 1/4 OF THE SW 1/4; THE W 10' OF LAND
TR     H. GRATTON                        DIXIE (FL)       24-Oct-03      297     608    DESCRIBED IN BK 206/322

       CENTRAL FLORIDA ELECTRIC                                                         PART OF GOVT LOT 5, SEC 24; NE 1/4 OF NE
TR     COOPERATIVE, INC.                 DIXIE (FL)       24-Oct-03      297     606    1/4, SEC 23

                                                                                        PART OF THE SW 1/4 OF THE SW 1/4; THE W 10'
TR     MYERS III, GEORGE E.              DIXIE (FL)       24-Oct-03      297     602    OF LANDS DESCRIBED IN BK 162/123

       MONAGHAN, PETER R., AND NANCY                                                    PART OF THE SW 1/4 OF THE SW 1/4; THE W 10'
TR     MONAGHAN                          DIXIE (FL)       24-Oct-03      297     598    OF LANDS DESCRIBED IN BK 251/84

       VANCE JR., ROSCOE C., AND                                                        THE W 10' OF LOT 41, SUWANNEE RIVER
TR     CASADANA SHANE VANCE              DIXIE (FL)       24-Oct-03      297     593    HIGHLANDS, PB 1/78

       MILLER, ALFRED W., AND MILDRED                                                   PART OF THE SW 1/4 OF THE NW 1/4; THE W 10'
TR     A. MILLER                         DIXIE (FL)       24-Oct-03      297     589    OF LAND DESCRIBED IN BK 24/651


D = Deed; TR = Transmission Easement; EA = Easement                     Page B-5